                                                                      EXHIBIT 99


TERM SHEETS

                    [NATIONSBANC MONTGOMERY SECURITIES LOGO]


--------------------------------------------------------------------------------

CMBS NEW ISSUE TERM SHEET


NATIONSLINK FUNDING CORPORATION
Commercial Mortgage Pass-Through Certificates
Series 1999-1
Class A, B, C, D, E, & X Certificates
$1,084,654,074 (approximate)


FEBRUARY 1999



--------------------------------------------------------------------------------

                      NATIONSBANC MONTGOMERY SECURITIES LLC

--------------------------------------------------------------------------------


THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NATIONSBANC MONTGOMERY SECURITIES LLC (THE "UNDERWRITER") IS NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITER CONSIDERS RELIABLE, BUT THE UNDERWRITER DOES NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITER MAKES NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITER AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITER IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

NATIONSLINK FUNDING CORPORATION
Commercial Mortgage Pass-Through Certificates
Series 1999-1
Class A, B, C, D, E, & X Certificates
$1,084,654,074 (approximate)


STRUCTURE OVERVIEW

OFFERED CERTIFICATES

        EXPECTED RATINGS
        ----------------      APPROX.          APPROX.       APPROX.     AVERAGE     PRINCIPAL       ASSUMED FINAL
CLASS  (MOODY'S/DCR/S&P)       SIZE          % OF TOTAL  CREDIT SUPPORT   LIFE(1)    WINDOW(1)   DISTRIBUTION DATE(1)    COUPON
-----------------------------------------------------------------------------------------------------------------------------------
 A-1      Aaa/AAA/AAA     $   198,904,170       16.28%         29.75%     5.50 yrs. 1 - 105 Mos.   November 20, 2007    Fixed Rate
 A-2      Aaa/AAA/AAA         659,653,000       53.98          29.75%     9.46       105 - 117     November 20, 2008    Fixed Rate
  X       Aaa/AAA/AAAr      1,222,145,439(3)     -             -          9.04           -         December 20, 2013     VAR(IO)
  B        Aa2/AA/AA           64,162,635        5.25          24.50%     9.73       117 - 117     November 20, 2008  Fixed Rate(2)
  C          A2/A/A            61,107,271        5.00          19.50%     9.78       117 - 118     December 20, 2008  Fixed Rate(2)
  D       Baa2/BBB/BBB         67,217,999        5.50          14.00%     9.85       118 - 119      January 20, 2009  Fixed Rate(2)
  E        Baa3/NR/NR          33,608,999        2.75          11.25%     9.90       119 - 119      January 20, 2009  Fixed Rate(2)
-----------------------------------------------------------------------------------------------------------------------------------



NON-OFFERED CERTIFICATES

      EXPECTED RATINGS
      ----------------     APPROX.       APPROX.    APPROX.      AVERAGE      PRINCIPAL      ASSUMED FINAL
CLASS  (MOODY'S/S&P)        SIZE      % OF TOTAL CREDIT SUPPORT   LIFE(1)     WINDOW(1)   DISTRIBUTION DATE(1)    COUPON
-----------------------------------------------------------------------------------------------------------------------------------
  F       Ba2/BB         $51,941,181    4.25%       7.00%        9.90 yrs. 119 - 119 Mos.  January 20, 2009     Fixed Rate(2)
  G      Ba3/BB-           9,166,090    0.75        6.25%        9.90         119 - 119    January 20, 2009     Fixed Rate(2)
  H        B2/B           30,553,635    2.50        3.75%        9.92         119 - 120   February 20, 2009     Fixed Rate(2)
  J       B3/NR           15,276,817    1.25        2.50%       10.43         120 - 141   November 20, 2010     Fixed Rate(2)
  K         NR            30,553,642    2.50           -        14.09         141 - 178   December 20, 2013     Fixed Rate(2)
-----------------------------------------------------------------------------------------------------------------------------------


(1) As of the Cutoff Date the Average Life, Principal Window and Assumed Final Distribution Date were calculated assuming 0% CPR, no defaults, no extensions and no clean-up call (Class X was subject to a clean-up call for the purpose of calculating the Average Life).
(2)      Capped at the weighted average Net Mortgage Rate.
(3) The Class X Certificates will accrue interest on a Notional Amount equal to 100% of the aggregate outstanding balance of the Classes of Sequential Pay Certificates.


--------------------------------------------------------------------------------
THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NATIONSBANC MONTGOMERY SECURITIES LLC (THE "UNDERWRITER") IS NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITER CONSIDERS RELIABLE, BUT THE UNDERWRITER DOES NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITER MAKES NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITER AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITER IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

NATIONSLINK FUNDING CORPORATION
Commercial Mortgage Pass-Through Certificates
Series 1999-1
Class A, B, C, D, E, & X Certificates
$1,084,654,074 (approximate)


STRUCTURE SCHEMATIC


                                   [GRAPHIC]


--------------------------------------------------------------------------------
THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NATIONSBANC MONTGOMERY SECURITIES LLC (THE "UNDERWRITER") IS NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITER CONSIDERS RELIABLE, BUT THE UNDERWRITER DOES NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITER MAKES NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITER AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITER IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

NATIONSLINK FUNDING CORPORATION
Commercial Mortgage Pass-Through Certificates
Series 1999-1
Class A, B, C, D, E, & X Certificates
$1,084,654,074 (approximate)


Capitalized terms used but not otherwise defined herein shall have the meaning ascribed to them in the Preliminary Prospectus Supplement dated February 2, 1999.

TRANSACTION TERMS

ISSUE TYPE        Sequential pay REMIC, Class A-1, A-2, B, C, D, E and X
                  Certificates (the "Offered Certificates") offered publicly.
                  All other Certificates privately placed to qualified institutional buyers or to accredited investors.

CUT-OFF DATE      All mortgage loan characteristics are based on balances as of the Cut-off Date, February 1, 1999.

MORTGAGE POOL     The Mortgage Pool consists of 331 conventional, multifamily and commercial mortgage loans (the "Mortgage Loans"), with an aggregate Cut-off Date Balance of $1,222,145,439 (the "Initial
                  Pool Balance"), subject to a variance of plus or minus 5%. The
                  Mortgage Loans are secured by 368 properties (the "Mortgaged
                  Properties") located throughout 33 states and the District of Columbia.

DEPOSITOR         NationsLink Funding Corporation.

LOAN SELLER       NationsBank, N.A

UNDERWRITER       NationsBanc Montgomery Securities LLC.

TRUSTEE           Norwest Bank Minnesota, National Association.

MASTER SERVICER   BancOne Mortgage Capital Markets LLC.

SPECIAL SERVICER  BancOne Mortgage Capital Markets LLC.

RATING AGENCIES   Standard & Poor's, Moody's Investor Service, Inc., and Duff
                  & Phelps

DENOMINATIONS     $10,000 minimum for Class A-1 and A-2 Certificates;
                  $1,000,000 (notional) minimum for Class X Certificates; and
                  $100,000 minimum for all other Offered Certificates.

DELIVERY DATE     February 26, 1999.

SETTLEMENT
TERMS             Book-entry through DTC for all Offered Certificates.

DISTRIBUTION
DATE To be made monthly on the 20th or on the next business day, commencing March 22, 1999.

INTEREST
DISTRIBUTIONS     Interest will be distributed on each Distribution Date in
                  sequential order of Class designations with Classes A-1, A-2, and X ranking pari passu in entitlement to interest.

PRINCIPAL
DISTRIBUTIONS     Principal will be distributed on each Distribution Date to the most senior Class (i.e. the Class with the earliest alphabetical/numerical Class designation) of Sequential Pay
                  Certificates outstanding, until such Class is retired. If, due to losses, the Certificate Balances of the Class B through K
                  Certificates are reduced to zero, payments of principal to the Class A-1 and A-2 Certificates will be made pro rata.

LOSSES To be applied first to Class K, then to the next most subordinate class, etc.


--------------------------------------------------------------------------------
THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NATIONSBANC MONTGOMERY SECURITIES LLC (THE "UNDERWRITER") IS NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITER CONSIDERS RELIABLE, BUT THE UNDERWRITER DOES NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITER MAKES NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITER AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITER IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

NATIONSLINK FUNDING CORPORATION
Commercial Mortgage Pass-Through Certificates
Series 1999-1
Class A, B, C, D, E, & X Certificates
$1,084,654,074 (approximate)


PREPAYMENT
PREMIUMS The manner in which any Prepayment Premium received during any particular collection period will be allocated to one or more of the classes of Offered Certificates is described in the "Description of the Certificates Distributions - Distributions of Prepayment Premiums" in the preliminary prospectus supplement. See "Prepayment Premium Allocation" and the example provided herein.

ADVANCES Subject to certain limitations, including, but not limited to, a recoverability determination, the Master Servicer will be required to advance certain principal, interest and servicing expenses. In the event that the Master Servicer fails to make such advances, the Trustee will be required to do so.

APPRAISAL
REDUCTIONS        If a Mortgage Loan becomes more than 90 days delinquent or a
                  Mortgage Loan becomes REO or the Special Servicer materially modifies a Mortgage Loan, the Special Servicer will obtain an appraisal on the property. Advances of delinquent interest to the most subordinate class will be reduced to the extent of the interest on the Appraisal Reduction Amount. The Appraisal
                  Reduction Amount will generally be equal to the difference between (a) the scheduled balance of the Mortgage Loan plus any unpaid advances outstanding and other amounts payable with respect thereto and (b) an amount equal to 90% of the appraisal value of the property.

OPTIONAL CALL     1.0% clean-up call, at the option of the Master Servicer or the majority holder of the Controlling Class.

CONTROLLING
CLASS The most subordinate Class of Sequential Pay Certificates with an outstanding Certificate Balance at least equal to 25% of its initial Certificate Balance (or, if no such Class satisfies such criteria, the Class of Sequential Pay Certificates with the largest outstanding Certificate Balance).

ERISA             Classes A-1, A-2, and X are ERISA eligible.

SMMEA The Class A-1, Class A-2, Class X and Class B Certificates will be "mortgage-related securities" for the purposes of SMMEA.

ELECTRONIC
REPORTING         Information will be provided for modeling on Bloomberg, Trepp,
                  Conquest, and Intex. Loan-level detail will be available through the Trustee's website.

CONTACT           NationsBanc Montgomery Securities LLC
                  Commercial Mortgage Sales & Trading
                  Ken Rivkin
                  Bill Hale
                  Geordie Walker
                  Phone:   (704) 388-1597
                  Fax:     (704) 388-9677


--------------------------------------------------------------------------------
THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NATIONSBANC MONTGOMERY SECURITIES LLC (THE "UNDERWRITER") IS NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITER CONSIDERS RELIABLE, BUT THE UNDERWRITER DOES NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITER MAKES NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITER AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITER IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

--------------------------------------------------------------------------------
NATIONSLINK FUNDING CORPORATION
Commercial Mortgage Pass-Through Certificates
Series 1999-1
Class A, B, C, D, E, & X Certificates
$1,084,654,074 (approximate)
--------------------------------------------------------------------------------
MORTGAGE POOL CHARACTERISTICS (1)
General Characteristics

========================================================
Initial Pool Balance                      $1,222,145,439
Number of Mortgage Loans                             331
Number of Mortgaged Properties                       368
Average Cut-off Date Balance                   3,692,282
Weighted Average Mortgage Rate                    7.268%
Weighted Average Remaining Term To Maturity   117 months
Weighted Average Underwriting DSCR                 1.56x
Weighted Average Cut-off Date LTV Ratio            69.9%
Weighted Average Remaining Lock-out Period    101 months
--------------------------------------------------------
--------------------------------------------------------

(1) Mortgage Pool as of Cut-Off Date

PROPERTY TYPE                                                              WEIGHTED                 WEIGHTED     MIN/MAX    WEIGHTED
                       NUMBER OF    % OF       AGGREGATE       % OF        AVERAGE     MINI/MAX      AVERAGE     CUT-OFF     AVERAGE
                       MORTGAGE   MORTGAGE    CUT-OFF DATE  INITIAL POOL UNDERWRITING    U/W      CUT-OFF DATE     DATE     MORTGAGE
                      PROPERTIES PROPERTIES     BALANCE        BALANCE      DSCR(1)     DSCR(1)    LTV RATIO(2) LTV RATIO(2)  RATE
PROPERTY TYPE
------------------------------------------------------------------------------------------------------------------------------------
Multifamily                122     33.2%      $382,858,142      31.3%        1.42x     1.27/ 2.20x     74.2%     36.4/83.2%   7.066%
Retail                      87     23.6        316,173,043      25.9         1.52      1.23/ 3.59      71.7      32.5/80.7    7.310
Industrial                  43     11.7        142,805,297      11.7         1.50      1.27/ 2.08      68.1      49.3/84.6    7.322
Hotel                       18      4.9        140,109,856      11.5         1.90      1.57/ 2.74      63.1      44.2/68.6    7.672
Office                      51     13.9        133,178,251      10.9         1.83      1.22/ 3.94      62.9      17.4/80.4    7.015
Health Care                 10      2.7         36,573,334       3.0         1.49      1.35/ 1.61      70.0      51.0/74.8    7.673
Mobile Home                 21      5.7         35,185,892       2.9         1.50      1.30/ 2.60      69.7      40.0/79.8    7.075
Mini Storage                10      2.7         17,663,162       1.4         1.59      1.37/ 2.12      61.2      32.1/75.0    7.432
Franchise Restaurant         5      1.4         15,109,710       1.2         1.31      1.21/ 1.37      75.5      70.3/78.9    8.600
Marina                       1      0.3          2,488,753       0.2         1.53      1.53/ 1.53      63.0      63.0/63.0    8.170
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERA       368    100.0%    $1,222,145,439     100.0%        1.56x     1.21/ 3.94x     69.9%     17.4/84.6%   7.268%
------------------------------------------------------------------------------------------------------------------------------------

(1) Underwriting ("U/W") DSCR is the ratio of Underwriting Net Operating Income to annualized debt service.
(2) Cut-off Date LTV Ratio is the ratio of Cut-off Date Balance to Appraisal Value.

                                         WEIGHTED
                                         AVERAGE      MORTGAGE POOL BY PROPERTY TYPE
                           UNIT       LOAN BALANCE    ------------------------------
PROPERTY TYPE              TYPE         PER UNIT               [PIE CHART]
==================================================
Multifamily               Units        $ 44,562.54    Multifamily..........     31.3%

Retail                 Square Feet           91.51    Retail...............     25.9%

Industrial             Square Feet           43.06    Industrial...........     11.7%

Hotel                    Rooms           61,758.70    Hotel................     11.5%

Office                 Square Feet          100.19    Office...............     10.9%

Health Care               Beds           42,494.79    Health Care..........      3.0%

Mobile Home               Pads           14,801.00    Mobile Home..........      2.9%

Mini Storage           Square Feet           50.22    Mini Storage.........      1.4%

Franchise                                             Franchise
  Restaurant           Square Feet          624.52      Restaurant.........      1.2%

Marina                   Units           10,116.88    Marina...............      0.2%
--------------------------------------------------
--------------------------------------------------

--------------------------------------------------------------------------------
THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NATIONSBANC MONTGOMERY SECURITIES LLC (THE "UNDERWRITER") IS NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITER CONSIDERS RELIABLE, BUT THE UNDERWRITER DOES NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITER MAKES NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITER AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITER IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

--------------------------------------------------------------------------------
NATIONSLINK FUNDING CORPORATION
Commercial Mortgage Pass-Through Certificates
Series 1999-1
Class A, B, C, D, E, & X Certificates
$1,084,654,074 (approximate)
--------------------------------------------------------------------------------

PROPERTY LOCATION
                                                                                           WEIGHTED     WEIGHTED      WEIGHTED
                           NUMBER OF       % OF          AGGREGATE             % OF         AVERAGE      AVERAGE       AVERAGE
                            MORTGAGE     MORTGAGED      CUT-OFF DATE       INITIAL POOL  UNDERWRITING CUT-OFF DATE    MORTGAGE
LOCATION (STATE/COUNTY)    PROPERTIES    PROPERTIES       BALANCE             BALANCE       DSCR(1)   LTV RATIO(2)       RATE
-------------------------------------------------------------------------------------------------------------------------------
CA                            124           33.7%      $  424,069,244           34.7%         1.62x      66.2%          7.240
  Los Angeles                  30            8.2           98,868,001            8.1          1.56       70.7           7.034
  San Diego                    15            4.1           78,771,325            6.4          1.37       69.1           7.354
  Santa Clara                   8            2.2           63,138,760            5.2          1.81       62.7           7.573
  Orange                       17            4.6           38,544,535            3.2          1.73       62.5           6.963
  Alameda                       7            1.9           28,112,366            2.3          1.76       64.4           7.658
  Marin                         2            0.5           10,327,589            0.8          1.44       74.9           6.982
  Monterey                      2            0.5           10,205,524            0.8          1.58       65.2           7.314
  Sonoma                        1            0.3            9,970,394            0.8          1.95       51.7           6.680
  Riverside                     4            1.1            9,322,212            0.8          1.48       73.3           7.082
  Fresno                        2            0.5            7,863,647            0.6          1.41       79.1           7.017
  Other Counties               36            9.8           68,944,891            5.6          1.72       61.0           7.238
FL                             25            6.8           96,907,585            7.9          1.46       75.3           7.121
NV                              8            2.2           82,184,910            6.7          1.43       76.0           7.158
NY                             13            3.5           56,997,593            4.7          2.07       55.7           7.087
UT                              6            1.6           54,111,236            4.4          1.44       65.1           7.677
AL                              1            0.3           52,538,304            4.3          1.26       80.7           8.273
IL                             29            7.9           41,596,635            3.4          1.53       76.6           6.659
TX                             14            3.8           40,987,515            3.4          1.53       74.7           7.115
SC                             10            2.7           38,497,279            3.1          1.49       73.8           7.125
NC                              5            1.4           33,310,768            2.7          1.43       76.8           7.319
Other States                  133           36.1          300,944,370           24.6          1.56       70.5           7.288
-----------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE        368          100.0%      $1,222,145,439          100.0%         1.56x      69.9%          7.268
-----------------------------------------------------------------------------------------------------------------------------

(1) Underwriting DSCR is the ratio of Underwriting Net Operating Income to annualized debt service.
(2) Cut-off Date LTV Ratio is the ratio of Cut-off Date Balance to Appraisal Value.
[ ] THE MORTGAGED PROPERTIES ARE LOCATED THROUGHOUT 33 STATES AND THE DISTRICT OF COLUMBIA.


                                     [MAP]

                          % OF
                         INITIAL
                          POOL
  PROPERTY LOCATION      BALANCE
  -----------------      -------
CA...................      34.7%
FL...................       7.9%
NV...................       6.7%
NY...................       4.7%
UT...................       4.4%
AL...................       4.3%
IL...................       3.4%
TX...................       3.4%
SC...................       3.1%
NC...................       2.7%
GA...................       2.7%
MN...................       2.2%
NM...................       1.9%
MO...................       1.8%
IN...................       1.7%
MD...................       1.6%
WI...................       1.6%
CO...................       1.3%
AZ...................       1.3%
WA...................       1.2%
OK...................       1.2%
MA...................       0.9%
LA...................       0.8%
VA...................       0.8%
TN...................       0.7%
MI...................       0.6%
NJ...................       0.6%
CT...................       0.5%
OR...................       0.4%
MS...................       0.2%
KS...................       0.2%
DC...................       0.2%
ID...................       0.1%
OH...................       0.1%


--------------------------------------------------------------------------------
THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NATIONSBANC MONTGOMERY SECURITIES LLC (THE "UNDERWRITER") IS NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITER CONSIDERS RELIABLE, BUT THE UNDERWRITER DOES NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITER MAKES NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITER AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITER IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

--------------------------------------------------------------------------------
NATIONSLINK FUNDING CORPORATION
Commercial Mortgage Pass-Through Certificates
Series 1999-1
Class A, B, C, D, E, & X Certificates
$1,084,654,074 (approximate)
--------------------------------------------------------------------------------

CUT-OFF DATE BALANCE
                                                                                                 WEIGHTED     WEIGHTED     WEIGHTED
                                NUMBER OF       % OF          AGGREGATE            % OF          AVERAGE      AVERAGE       AVERAGE
                                 MORTGAGE     MORTGAGE       CUT-OFF DATE      INITIAL POOL   UNDERWRITING  CUT-OFF DATE   MORTGAGE
CUT-OFF DATE BALANCE              LOANS         LOANS          BALANCE            BALANCE        DSCR (1)   LTV RATIO (2)    RATE
------------------------------------------------------------------------------------------------------------------------------------
$279,431 to $999,999               65           19.6%      $   44,919,031            3.7%           1.56x        67.9%      7.489%
$1,000,000 to $1,999,999           95           28.7          142,672,595           11.7            1.62         68.2       7.124
$2,000,000 to $2,999,999           60           18.1          147,624,475           12.1            1.54         69.7       7.122
$3,000,000 to $3,999,999           43           13.0          149,609,442           12.2            1.55         71.1       7.102
$4,000,000 to $4,999,999           21            6.3           94,768,128            7.8            1.52         72.2       6.958
$5,000,000 to $7,499,999           21            6.3          123,597,116           10.1            1.53         68.5       7.076
$7,500,000 to $9,999,999           10            3.0           90,585,836            7.4            1.55         68.3       7.146
$10,000,000 to $14,999,999          5            1.5           56,361,771            4.6            1.94         64.3       7.182
$15,000,000 to $19,999,999          3            0.9           51,266,014            4.2            1.47         75.9       7.105
$20,000,000 to $29,999,999          2            0.6           54,939,527            4.5            1.27         70.9       7.515
$30,000,000 to $34,999,999          1            0.3           32,909,986            2.7            1.52         74.8       6.990
$35,000,000 to $55,402,022          5            1.5          232,891,519           19.1            1.59         70.2       7.825
------------------------------------------------------------------------------------------------------------------------------------
TOTAL / WEIGHTED AVERAGE          331          100.0%      $1,222,145,439          100.0%           1.56x       69.9%       7.268%
------------------------------------------------------------------------------------------------------------------------------------

(1) Underwriting DSCR is the ratio of Underwriting Net Operating Income to annualized debt service.
(2) Cut-off Date LTV Ratio is the ratio of Cut-off Date Balance to Appraisal Value.
[ ]  THE AVERAGE CUT-OFF DATE BALANCE IS $3,692,282.


UNDERWRITING DEBT SERVICE COVERAGE RATIO

                                                                                        WEIGHTED        WEIGHTED      WEIGHTED
                              NUMBER OF     % OF        AGGREGATE         % OF          AVERAGE         AVERAGE        AVERAGE
                              MORTGAGE    MORTGAGE     CUT-OFF DATE   INITIAL POOL    UNDERWRITING    CUT-OFF DATE     MORTGAGE
DEBT SERVICE COVERAGE RATIO    LOANS        LOANS         BALANCE       BALANCE         DSCR (1)      LTV RATIO (2)     RATE
-------------------------------------------------------------------------------------------------------------------------------
1.20x to 1.29x                   17           5.1%    $  147,815,801       12.1%          1.27x           74.8%         7.721%
1.30x to 1.34x                   21           6.3         65,722,669        5.4           1.32            77.1          7.099
1.35x to 1.39x                   47          14.2        236,036,803       19.3           1.37            74.5          7.364
1.40x to 1.49x                   81          24.5        214,547,836       17.6           1.44            74.0          7.073
1.50x to 1.59x                   59          17.8        196,213,985       16.1           1.54            72.0          7.149
1.60x to 1.69x                   38          11.5         95,399,712        7.8           1.64            68.0          7.067
1.70x to 1.79x                   25           7.6         55,246,249        4.5           1.73            62.5          6.975
1.80x to 1.89x                   11           3.3         24,957,142        2.0           1.81            63.9          7.188
1.90X to 1.99X                   13           3.9        136,546,156       11.2           1.95            59.6          7.568
2.00x to 2.99x                   16           4.8         35,690,841        2.9           2.27            48.5          6.903
3.00x to 3.99x                    3           0.9         13,968,246        1.1           3.85            20.8          7.010
-------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE          331         100.0%    $1,222,145,439      100.0%          1.56x           69.9%         7.268%
-------------------------------------------------------------------------------------------------------------------------------

(1) Underwriting DSCR is the ratio of Underwriting Net Operating Income to annualized debt service.
(2) Cut-off Date LTV Ratio is the ratio of Cut-off Date Balance to Appraisal Value.
[ ]  THE WEIGHTED AVERAGE UNDERWRITING DEBT SERVICE COVERAGE RATIO IS 1.56X.




--------------------------------------------------------------------------------
THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NATIONSBANC MONTGOMERY SECURITIES LLC (THE "UNDERWRITER") IS NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITER CONSIDERS RELIABLE, BUT THE UNDERWRITER DOES NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITER MAKES NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITER AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITER IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

--------------------------------------------------------------------------------
NATIONSLINK FUNDING CORPORATION
Commercial Mortgage Pass-Through Certificates
Series 1999-1
Class A, B, C, D, E, & X Certificates
$1,084,654,074 (approximate)
--------------------------------------------------------------------------------

CUT-OFF DATE LOAN-TO-VALUE RATIO
                                                                                        WEIGHTED     WEIGHTED        WEIGHTED
                            NUMBER OF      % OF          AGGREGATE         % OF          AVERAGE      AVERAGE         AVERAGE
                            MORTGAGE     MORTGAGE     CUT-OFF DATE     INITIAL POOL   UNDERWRITING  CUT-OFF DATE      MORTGAGE
CUT-OFF DATE LTV RATIO        LOANS        LOANS          BALANCE         BALANCE        DSCR (1)   LTV RATIO (2)      RATE
------------------------------------------------------------------------------------------------------------------------------
17.4% to 29.9%                  1           0.3%     $   10,977,077         0.9%           3.94x        17.4%          7.000%
30.0% to 49.9%                 21           6.3          47,649,870         3.9            2.14         43.8           7.057
50.0% to 59.9%                 39          11.8         101,762,366         8.3            1.77         56.0           6.995
60.0% to 64.9%                 23           6.9         143,816,374        11.8            1.82         62.3           7.634
65.0% to 69.9%                 54          16.3         199,760,744        16.3            1.51         67.1           7.315
70.0% to 74.9%                 87          26.3         283,605,312        23.2            1.46         73.1           7.268
75.0% to 79.9%                 96          29.0         306,180,521        25.1            1.41         78.4           7.061
80.0% to 84.6%                 10           3.0         128,393,175        10.5            1.33         80.6           7.597
------------------------------------------------------------------------------------------------------------------------------
TOTAL / WEIGHTED AVERAGE      331         100.0%     $1,222,145,439       100.0%          1.56x         69.9%          7.268%
------------------------------------------------------------------------------------------------------------------------------

(1) Underwriting DSCR is the ratio of Underwriting Net Operating Income to annualized debt service.
(2) Cut-off Date LTV Ratio is the ratio of Cut-off Date Balance to Appraisal Value.
[ ]  THE WEIGHTED AVERAGE CUT-OFF DATE LTV RATIO IS 69.9%.

MATURITY DATE LOAN-TO-VALUE RATIO

                                                                                              WEIGHTED    WEIGHTED        WEIGHTED
                              NUMBER OF      % OF           AGGREGATE            % OF         AVERAGE      AVERAGE        AVERAGE
                              MORTGAGE      MORTGAGE      CUT-OFF DATE       INITIAL POOL  UNDERWRITING  MATURITY DATE    MORTGAGE
MATURITY DATE LTV RATIO         LOANS        LOANS           BALANCE            BALANCE       DSCR (1)   LTV RATIO (2)      RATE
-----------------------------------------------------------------------------------------------------------------------------------
0% to 24.9%                      10            3.0%      $   28,935,429            2.4%         2.45x         5.8%          7.138%
25.0% to 49.9%                   53           16.0          130,235,924           10.7          1.88         42.6           7.015
50.0% to 59.9%                   80           24.2          358,796,806           29.4          1.64         54.8           7.485
60.0% to 64.9%                   72           21.8          228,747,251           18.7          1.44         62.6           7.268
65.0% to 69.9%                   94           28.4          339,001,804           27.7          1.45         67.7           7.010
70.0% to 74.9%                   22            6.6          136,428,225           11.2          1.33         71.2           7.607
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL / WEIGHTED AVERAGE        331          100.0%      $1,222,145,439          100.0%         1.56x        59.2%          7.268%
-----------------------------------------------------------------------------------------------------------------------------------

(1) Underwriting DSCR is the ratio of Underwriting Net Operating Income to annualized debt service.
(2) Cut-off Date LTV Ratio is the ratio of Maturity Date Balance to Appraisal Value.
[ ]  THE WEIGHTED AVERAGE MATURITY DATE LOAN-TO-VALUE RATIO IS 59.2%.



--------------------------------------------------------------------------------
THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NATIONSBANC MONTGOMERY SECURITIES LLC (THE "UNDERWRITER") IS NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITER CONSIDERS RELIABLE, BUT THE UNDERWRITER DOES NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITER MAKES NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITER AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITER IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

--------------------------------------------------------------------------------
NATIONSLINK FUNDING CORPORATION
Commercial Mortgage Pass-Through Certificates
Series 1999-1
Class A, B, C, D, E, & X Certificates
$1,084,654,074 (approximate)
--------------------------------------------------------------------------------

MORTGAGE RATE
                                                                                           WEIGHTED       WEIGHTED        WEIGHTED
                              NUMBER OF      % OF           AGGREGATE          % OF        AVERAGE        AVERAGE         AVERAGE
                              MORTGAGE      MORTGAGE      CUT-OFF DATE     INITIAL POOL  UNDERWRITING   CUT-OFF DATE      MORTGAGE
MORTGAGE RATE                   LOANS        LOANS           BALANCE         BALANCE         DSCR (1)     LTV RATIO (2)     RATE
----------------------------------------------------------------------------------------------------------------------------------
6.196% to 6.999%                 87           26.3%      $  347,389,183         28.4%         1.58x          70.6%          6.791%
7.000% to 7.249%                114           34.4          317,635,860         26.0          1.62           68.8           7.070
7.250% to 7.499%                 62           18.7          189,156,359         15.5          1.47           72.5           7.301
7.500% to 7.749%                 29            8.8          100,821,307          8.2          1.41           68.8           7.534
7.750% to 7.999%                 15            4.5          171,926,998         14.1          1.73           64.7           7.827
8.000% to 8.499%                 19            5.7           74,910,718          6.1          1.33           77.4           8.228
8.500% to 8.749%                  5            1.5           20,305,014          1.7          1.37           72.9           8.621
----------------------------------------------------------------------------------------------------------------------------------
TOTAL / WEIGHTED AVERAGE        331          100.0%      $1,222,145,439        100.0%         1.56X          69.9%          7.268%
----------------------------------------------------------------------------------------------------------------------------------

(1) Underwriting DSCR is the ratio of Underwriting Net Operating Income to annualized debt service.
(2) Cut-off Date LTV Ratio is the ratio of Cut-off Date Balance to Appraisal Value.
[ ]  THE WEIGHTED AVERAGE MORTGAGE RATE IS 7.268%.
[ ]  THE WEIGHTED AVERAGE ADMINISTRATIVE FEE RATE IS 0.163%.
[ ]  THE WEIGHTED AVERAGE NET MORTGAGE RATE IS 7.105%.

ORIGINAL TERM TO MATURITY

                                                                                               WEIGHTED      WEIGHTED      WEIGHTED
                             NUMBER OF        % OF         AGGREGATE              % OF         AVERAGE       AVERAGE       AVERAGE
                             MORTGAGE       MORTGAGE      CUT-OFF DATE        INITIAL POOL   UNDERWRITING  CUT-OFF DATE    MORTGAGE
ORIGINAL TERM TO MATURITY      LOANS          LOANS          BALANCE             BALANCE       DSCR (1)    LTV RATIO (2)     RATE
------------------------------------------------------------------------------------------------------------------------------------
 60 Months                        1            0.3%         $ 2,175,462             0.2%          1.22x         37.8%        7.250%
 84 Months                        2            0.6            4,954,471             0.4           1.59          61.7         8.650
113 Months                        1            0.3            6,388,917             0.5           1.28          79.4         7.090
116 Months                        1            0.3            3,955,964             0.3           1.38          69.4         6.930
120 Months                      301           90.9        1,134,889,729            92.9           1.57          70.0         7.271
125 Months                        1            0.3           15,941,598             1.3           1.39          80.1         6.900
132 Months                        1            0.3            3,829,161             0.3           1.30          79.6         7.000
144 Months                        1            0.3              997,280             0.1           2.19          55.4         7.000
180 Months                       22            6.6           49,012,859             4.0           1.52          65.2         7.267
------------------------------------------------------------------------------------------------------------------------------------
TOTAL / WEIGHTED AVERAGE        331          100.0%      $1,222,145,439           100.0%          1.56x         69.9%        7.268%
------------------------------------------------------------------------------------------------------------------------------------

(1) Underwriting DSCR is the ratio of Underwriting Net Operating Income to annualized debt service.
(2) Cut-off Date LTV Ratio is the ratio of Cut-off Date Balance to Appraisal Value.
[ ]  THE WEIGHTED AVERAGE ORIGINAL TERM TO MATURITY IS 122 MONTHS.


--------------------------------------------------------------------------------
THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NATIONSBANC MONTGOMERY SECURITIES LLC (THE "UNDERWRITER") IS NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITER CONSIDERS RELIABLE, BUT THE UNDERWRITER DOES NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITER MAKES NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITER AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITER IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

--------------------------------------------------------------------------------
NATIONSLINK FUNDING CORPORATION
Commercial Mortgage Pass-Through Certificates
Series 1999-1
Class A, B, C, D, E, & X Certificates
$1,084,654,074 (approximate)
--------------------------------------------------------------------------------

ORIGINAL AMORTIZATION TERM                                                                     WEIGHTED       WEIGHTED      WEIGHTED
                                  NUMBER OF       % OF          AGGREGATE          % OF         AVERAGE       AVERAGE       AVERAGE
                                  MORTGAGE      MORTGAGE      CUT-OFF DATE     INITIAL POOL   UNDERWRITING  CUT-OFF DATE    MORTGAGE
ORIGINAL AMORTIZATION TERM         LOANS          LOANS          BALANCE          BALANCE       DSCR (1)    LTV RATIO (2)     RATE
-----------------------------------------------------------------------------------------------------------------------------------
 60 Months                           1             0.3%      $    2,175,462          0.2%          1.22x         37.8%       7.250%
180 Months                           8             2.4           15,782,890          1.3           1.58          54.5        7.218
240 Months                          10             3.0           32,913,829          2.7           1.41          69.5        7.756
252 Months                           1             0.3            3,829,161          0.3           1.30          79.6        7.000
282 Months                           1             0.3            9,253,802          0.8           1.80          66.7        7.750
300 Months                          77            23.3          280,235,183         22.9           1.74          65.5        7.475
306 Months                           1             0.3            5,319,872          0.4           1.27          84.6        7.000
353 Months                           1             0.3            6,388,917          0.5           1.28          79.4        7.090
360 Months                         230            69.5          813,708,020         66.6           1.53          70.9        7.112
371 Months                           1             0.3           52,538,304          4.3           1.26          80.7        8.273
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL / WEIGHTED AVERAGE           331           100.0%      $1,222,145,439        100.0%          1.56x         69.9%       7.268%
-----------------------------------------------------------------------------------------------------------------------------------

(1) Underwriting DSCR is the ratio of Underwriting Net Operating Income to annualized debt service.
(2) Cut-off Date LTV Ratio is the ratio of Cut-off Date Balance to Appraisal Value.
[ ]  THE WEIGHTED AVERAGE ORIGINAL AMORTIZATION TERM IS 339 MONTHS.


REMAINING TERM TO MATURITY                                                                   WEIGHTED     WEIGHTED      WEIGHTED
                              NUMBER OF       % OF          AGGREGATE           % OF          AVERAGE      AVERAGE       AVERAGE
                              MORTGAGE      MORTGAGE      CUT-OFF DATE       INITIAL POOL  UNDERWRITING  CUT-OFF DATE    MORTGAGE
REMAINING TERM TO MATURITY     LOANS         LOANS           BALANCE            BALANCE       DSCR (1)   LTV RATIO (2)     RATE
----------------------------------------------------------------------------------------------------------------------------------
57 months to 83 months            3            0.9%      $    7,129,932            0.6%         1.47x       54.4%          8.223%
84 months to 119 months         303           91.5        1,145,234,609           93.7          1.57        70.0           7.268
120 months to 179 months         25            7.6           69,780,898            5.7          1.49        69.2           7.165
----------------------------------------------------------------------------------------------------------------------------------
TOTAL / WEIGHTED AVERAGE        331          100.0%      $1,222,146,439          100.0%         1.56x       69.9%          7.268%
----------------------------------------------------------------------------------------------------------------------------------

(1) Underwriting DSCR is the ratio of Underwriting Net Operating Income to annualized debt service.
(2) Cut-off Date LTV Ratio is the ratio of Cut-off Date Balance to Appraisal Value.
[ ]  THE WEIGHTED AVERAGE SEASONING IS 5 MONTHS.
[ ]  THE WEIGHTED AVERAGE REMAINING TERM TO MATURITY IS 117 MONTHS.


--------------------------------------------------------------------------------
THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NATIONSBANC MONTGOMERY SECURITIES LLC (THE "UNDERWRITER") IS NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITER CONSIDERS RELIABLE, BUT THE UNDERWRITER DOES NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITER MAKES NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITER AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITER IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

--------------------------------------------------------------------------------
NATIONSLINK FUNDING CORPORATION
Commercial Mortgage Pass-Through Certificates
Series 1999-1
Class A, B, C, D, E, & X Certificates
$1,084,654,074 (approximate)
--------------------------------------------------------------------------------

MORTGAGE LOAN ORIGINATOR                                                                         WEIGHTED     WEIGHTED     WEIGHTED
                                         NUMBER OF      % OF       AGGREGATE         % OF         AVERAGE      AVERAGE      AVERAGE
                                         MORTGAGE     MORTGAGE    CUT-OFF DATE   INITIAL POOL   UNDERWRITING CUT-OFF DATE  MORTGAGE
MORTGAGE LOAN ORIGINATOR                   LOANS       LOANS         BALANCE        BALANCE        DSCR (1)  LTV RATIO (2)   RATE
-----------------------------------------------------------------------------------------------------------------------------------
Bank of America (3)                         246         74.3%    $  848,563,376       69.4%          1.62x        68.9%      7.260%
L.J. Melody & Company                        27          8.2        108,118,446        8.8           1.38         72.7       7.268
ARCS Commercial                              19          5.7         73,741,124        6.0           1.43         70.5       7.024
Berkshire Mortgage Finance Corporation       13          3.9         58,091,848        4.8           1.51         72.3       7.173
South Trust Bank                              1          0.3         52,538,304        4.3           1.26         80.7       8.273
Patrician Financial Company                   9          2.7         41,440,581        3.4           1.58         71.7       6.911
First Security Bank, N.A                     10          3.0         28,760,760        2.4           1.54         64.0       7.022
Bankers Mutual Mortgage, Inc.                 4          1.2          6,091,087        0.5           1.54         66.8       7.210
Washington Mortgage Financial Group           2          0.6          4,799,914        0.4           1.81         58.2       7.153
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL / WEIGHTED AVERAGE                    331        100.0%    $1,222,145,439      100.0%          1.56x        69.9%      7.268%
-----------------------------------------------------------------------------------------------------------------------------------

(1) Underwriting DSCR is the ratio of Underwriting Net Operating Income to annualized debt service.
(2)  LTV Ratio is the ratio of Cut-off Date Balance to Appraisal Value.
(3) Bank of America includes loans originated by both NationsBank, N.A. and Bank of America, NT&SA.




MORTGAGE LOAN SUB-SERVICER
                                                                                                WEIGHTED      WEIGHTED    WEIGHTED
                                        NUMBER OF     % OF        AGGREGATE         % OF        AVERAGE       AVERAGE      AVERAGE
                                        MORTGAGE    MORTGAGE    CUT-OFF DATE   INITIAL POOL  UNDERWRITING   CUT-OFF DATE  MORTGAGE
MORTGAGE LOAN SUB-SERVICER                LOANS       LOANS        BALANCE        BALANCE       DSCR (1)    LTV RATIO (2)   RATE
-----------------------------------------------------------------------------------------------------------------------------------
Bank of America, NT&SA                     246        74.3%    $  848,563,376       69.4%          1.62x        68.9%       7.260%
L.J. Melody & Company                       27         8.2        108,118,446        8.8           1.38         72.7        7.268
ARCS Commercial                             19         5.7         73,741,124        6.0           1.43         70.5        7.024
Berkshire Mortgage Finance Corporation      13         3.9         58,091,848        4.8           1.51         72.3        7.173
South Trust Bank                             1         0.3         52,538,304        4.3           1.26         80.7        8.273
Patrician Financial Company                  9         2.7         41,440,581        3.4           1.58         71.7        6.911
First Security Bank, N.A                    10         3.0         28,760,760        2.4           1.54         64.0        7.022
Bankers Mutual Mortgage, Inc.                4         1.2          6,091,087        0.5           1.54         66.8        7.210
Washington Mortgage Financial Group          2         0.6          4,799,914        0.4           1.81         58.2        7.153
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL / WEIGHTED AVERAGE                   331       100.0%    $1,222,145,439      100.0%          1.56x        69.9%       7.268%
-----------------------------------------------------------------------------------------------------------------------------------

(1) Underwriting DSCR is the ratio of Underwriting Net Operating Income to annualized debt service.
(2) Cut-off Date LTV Ratio is the ratio of Cut-off Date Balance to Appraisal Value.
[ ]  EACH OF THE MORTGAGE LOANS WILL BE SUB-SERVICED BY ITS RESPECTIVE
     ORIGINATOR.


--------------------------------------------------------------------------------
THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NATIONSBANC MONTGOMERY SECURITIES LLC (THE "UNDERWRITER") IS NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITER CONSIDERS RELIABLE, BUT THE UNDERWRITER DOES NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITER MAKES NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITER AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITER IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

--------------------------------------------------------------------------------
NATIONSLINK FUNDING CORPORATION
Commercial Mortgage Pass-Through Certificates
Series 1999-1
Class A, B, C, D, E, & X Certificates
$1,084,654,074 (approximate)
--------------------------------------------------------------------------------

PREPAYMENT PROVISIONS SUMMARY

  ORIGINAL      NUMBER OF   AGGREGATE        % OF
  TERM TO       MORTGAGE   CUT-OFF DATE   INITIAL POOL
  MATURITY        LOANS       BALANCE        BALANCE         PREPAYMENT PROVISION DESCRIPTION
------------------------------------------------------------------------------------------------
  60 months         1       $ 2,175,462        0.2%          Lockout/Open (1)
  84 months         1         3,914,704        0.3           Lockout/Open (1)
  84 months         1         1,039,767        0.1           Lockout/Yield Maintenance/Open
 113 months         1         6,388,917        0.5           Lockout/Yield Maintenance/Open
 116 months         1         3,955,964        0.3           Lockout/Open (1)
 120 months         1        52,538,304        4.3           Lockout/Declining Penalty/Open
 120 months       278       938,221,725       76.8           Lockout/Open (1)
 120 months        12       108,971,359        8.9           Lockout/Yield Maintenance/Open
 120 months        10        35,158,341        2.9           Lockout/Yield Maintenance/Open (1)
 125 months         1        15,941,598        1.3           Lockout/Yield Maintenance/Open (1)
 132 months         1         3,829,161        0.3           Lockout/Open (1)
 144 months         1           997,280        0.1           Lockout/Open (1)
 180 months        19        39,361,358        3.2           Lockout/Open (1)
 180 months         3         9,651,501        0.8           Lockout/Yield Maintenance/Open
------------------------------------------------------------------------------------------------
 TOTAL             331    $1,222,145,439      100.0%
------------------------------------------------------------------------------------------------

(1) These loans are subject to a Defeasance Option.
[ ] EACH OF THE MORTGAGE LOANS IS IN A LOCK-OUT PERIOD AS OF THE CUT-OFF DATE.
[ ] THE WEIGHTED AVERAGE REMAINING LOCK-OUT PERIOD IS 101 MONTHS.
[ ] SEE PREPAYMENT PREMIUM ALLOCATION HEREIN FOR A DESCRIPTION OF
    ALLOCATION OF PREPAYMENT PREMIUMS.


--------------------------------------------------------------------------------
THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NATIONSBANC MONTGOMERY SECURITIES LLC (THE "UNDERWRITER") IS NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITER CONSIDERS RELIABLE, BUT THE UNDERWRITER DOES NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITER MAKES NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITER AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITER IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

NATIONSLINK FUNDING CORPORATION
Commercial Mortgage Pass-Through Certificates
Series 1999-1
Class A, B, C, D, E, & X Certificates
$1,084,654,074 (approximate)


PREPAYMENT PROVISION/REMAINING BALANCE ANALYSIS

                                                                                  Period
                                            2/99         2/00         2/01         2/02         2/03         2/04         2/05
---------------------------------------------------------------------------------------------------------------------------------
Locked Out                                 100.0%        98.9%        97.6%        88.4%        77.8%        76.5%        74.9%
Yield Maintenance                            0.0%         0.0%         0.1%         7.9%        13.0%        12.8%        12.5%
3%                                           0.0%         0.0%         0.0%         0.0%         4.1%         4.1%         0.0%
2%                                           0.0%         0.0%         0.0%         0.0%         0.0%         0.0%         0.0%
1%                                           0.0%         0.0%         0.0%         0.0%         0.0%         0.0%         0.0%
0.50%                                        0.0%         0.0%         0.0%         0.0%         0.0%         0.0%         4.0%
No Penalty                                   0.0%         0.0%         0.0%         0.0%         0.0%         0.0%         0.3%
Paid Down                                    0.0%         1.1%         2.3%         3.6%         5.1%         6.6%         8.2%
---------------------------------------------------------------------------------------------------------------------------------
Total                                      100.0%       100.0%       100.0%       100.0%       100.0%       100.0%       100.0%
=================================================================================================================================

---------------------------------------------------------------------------------------------------------------------------------
Aggregate Principal Balance of
the Mortgage Loans ($Millions):       $ 1,222.15  $  1,208.28  $  1,193.62  $  1,177.58  $  1,160.32  $  1,141.89  $  1,121.73
Percentage of Cut-Off Date Balance
of the Mortgage Loans Outstanding:        100.00%       98.87%       97.67%       96.35%       94.94%       93.43%       91.78%
---------------------------------------------------------------------------------------------------------------------------------

                                                                                    Period
                                            2/06         2/07       2/08        2/09       2/10       2/11       2/12       2/13
---------------------------------------------------------------------------------------------------------------------------------
Locked Out                                  72.8%        71.3%      69.4%       2.4%       2.0%       1.8%       1.6%       1.4%
Yield Maintenance                           13.0%        12.6%       2.8%       0.7%       0.7%       0.7%       0.6%       0.0%
3%                                           0.0%         0.0%       0.0%       0.0%       0.0%       0.0%       0.0%       0.0%
2%                                           0.0%         0.0%       0.0%       0.0%       0.0%       0.0%       0.0%       0.0%
1%                                           0.0%         0.0%       0.0%       0.0%       0.0%       0.0%       0.0%       0.0%
0.50%                                        4.0%         0.0%       0.0%       0.0%       0.0%       0.0%       0.0%       0.0%
No Penalty                                   0.0%         4.0%       2.9%       0.0%       0.0%       0.0%       0.0%       0.0%
Paid Down                                   10.2%        12.0%      24.8%      96.9%      97.3%      97.6%      97.8%      98.6%
---------------------------------------------------------------------------------------------------------------------------------
Total                                      100.0%       100.0%     100.0%     100.0%     100.0%     100.0%     100.0%     100.0%
=================================================================================================================================

---------------------------------------------------------------------------------------------------------------------------------
Aggregate Principal Balance of
the Mortgage Loans ($Millions):       $ 1,097.34  $  1,074.96  $  918.53  $   37.87  $   33.01  $   29.85  $   27.37  $   17.08
Percentage of Cut-Off Date Balance
of the Mortgage Loans Outstanding:         89.79%       87.96%     75.16%      3.10%      2.70%      2.44%      2.24%      1.40%
---------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NATIONSBANC MONTGOMERY SECURITIES LLC (THE "UNDERWRITER") IS NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITER CONSIDERS RELIABLE, BUT THE UNDERWRITER DOES NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITER MAKES NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITER AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITER IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

NATIONSLINK FUNDING CORPORATION
Commercial Mortgage Pass-Through Certificates
Series 1999-1
Class A, B, C, D, E, & X Certificates
$1,084,654,074 (approximate)


PREPAYMENT PREMIUM ALLOCATION

All Prepayment Premiums are distributed to Certificate holders on the distribution Date following the one-month collection period in which the prepayment occurred. All Prepayment Premiums will be allocated among the Class A through E, in each case, up to the product of (i) the Prepayment Premium, (ii) the "Discount Rate Fraction" and (iii) the percentage of total principal distribution to Certificate holders to which such class is entitled. Any excess amounts will be distributed to the Class X Certificates.

The Discount Rate Fraction for Classes A through E is defined as:

        (Coupon on Class - Reinvestment Yield)/(Gross Mortgage Loan Rate
                              - Reinvestment Yield)

PREPAYMENT PREMIUM ALLOCATION EXAMPLE:

A yield maintenance prepayment premium will generally be equal to the present value of the reduction in interest payments as a result of the prepayment through the maturity of the Mortgage Loan, discounted at the yield of a Treasury security of similar maturity in most cases (converted from semi-annual to monthly pay). The following example reflects that method.

General Prepayment Premium Allocation Example:

Assuming the structure represented in this term sheet and the following assumptions:

Only two Classes of Certificates:  A-1 and X.

    Mortgage loan characteristics of loan being prepaid:
              Balance (at prepayment)                                            $28,014,749.54
              Gross Mortgage Rate                                                    7.515%
              Remaining Term (months)                                                  71
   Treasury Yield (MEY)                                                              4.616%
   Yield Maintenance Collected                                                   $4,054,242.81
   Certificate Characteristics:
              Class A-1 Coupon                                                       5.782%


--------------------------------------------------------------------------------
THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NATIONSBANC MONTGOMERY SECURITIES LLC (THE "UNDERWRITER") IS NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITER CONSIDERS RELIABLE, BUT THE UNDERWRITER DOES NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITER MAKES NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITER AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITER IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

NATIONSLINK FUNDING CORPORATION
Commercial Mortgage Pass-Through Certificates
Series 1999-1
Class A, B, C, D, E, & X Certificates
$1,084,654,074 (approximate)



DISCOUNT FRACTION EXAMPLE:

NATIONSLINK SERIES 1999-1


                                                               CLASS A-1                  CLASS X
DISCOUNT RATE FRACTION CALCULATION:                          CERTIFICATES               CERTIFICATES
                                                          ---------------------------------------------
(Class A-1 Coupon - Reinvestment Yield)/                  (5.782% - 4.616%)/          (100% - 40.230%)=
(Gross Mortgage Rate - Reinvestment                       (7.515%-4.616%) =
Yield) =                                                    1.166%/2.899%

% of Premium allocated to Classes                               40.230%                   59.770%
(Discount Rate Fraction)

$ Premium allocated to Classes                               $1,631,018.30             $2,423,224.51


--------------------------------------------------------------------------------
THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NATIONSBANC MONTGOMERY SECURITIES LLC (THE "UNDERWRITER") IS NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITER CONSIDERS RELIABLE, BUT THE UNDERWRITER DOES NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITER MAKES NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITER AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITER IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

NATIONSLINK FUNDING CORPORATION
Commercial Mortgage Pass-Through Certificates
Series 1999-1
Class A, B, C, D, E, & X Certificates
$1,084,654,074 (approximate)


PRICE/YIELD TABLES

         The tables set forth hereafter show the corporate bond equivalent yield, modified duration, weighted average life and the first Distribution Date and final Distribution Date on which principal or interest, as applicable, is to be paid with respect to the Classes of Offered Certificates under various scenarios and for a variety of purchase prices. Purchase prices are generally expressed in 32nds (i.e. 9-12 means 9 12/32) as a percentage of the related aggregate principal balance (the "Certificate Balance") of the relevant Class.

         The yields set forth in the following tables were calculated by determining the monthly discount rates which, when applied to the assumed stream of cash flows to be paid on each Class of Offered Certificates, would cause the discounted present value of such assumed stream of cash flows as of February 1, 1999 to equal the assumed purchase prices, plus accrued interest at the applicable pass-through rate from and including the Commencement Date to but excluding the Delivery Date, and converting such monthly rates to semi-annual corporate bond equivalent rates. Assumed cash flows were determined based on actual loan terms, the coupons set forth in each table, and the assumptions as to prepayments, extensions and receipts of prepayment premiums set forth in each table, and to the extent not inconsistent herewith, based on the Maturity Assumptions as defined in the preliminary prospectus dated February 2, 1999 with respect to the Offered Certificates. Such calculation does not take into account variations that may occur in the interest rates at which investors may be able to reinvest funds received by them as reductions of the Certificate Balances of the respective Classes of Offered Certificates and consequently does not purport to reflect the return on any investment in such Classes of Certificates when such reinvestment rates are considered. For purposes of these tables, "modified duration" has been calculated using Macaulay Duration. The Macaulay Duration is calculated as the present value weighted average time to receive future payments of principal and interest. Modified duration is calculated by dividing the Macaulay Duration by the appropriate semi-annual compounding factor. The duration of a security may be calculated according to various methodologies; accordingly, no representation is made by the Depositor, the Underwriters or any other person that the "modified duration" approach used herein is appropriate. Duration, like yield, will be affected by the prepayment rate of the Mortgage Loans and extensions in respect of Balloon Payments that actually occur during the life of the Offered Certificates and by the actual performance of the Mortgage Loans, all of which may differ, and may differ significantly, from the assumptions used in preparing the tables below. The modified duration shown in the following tables, in each case, relates to the yield shown immediately above such modified duration number.


--------------------------------------------------------------------------------
THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NATIONSBANC MONTGOMERY SECURITIES LLC (THE "UNDERWRITER") IS NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITER CONSIDERS RELIABLE, BUT THE UNDERWRITER DOES NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITER MAKES NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITER AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITER IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

                         PRICE / YIELD TABLE - CLASS A-1
               (ALL YIELDS EXPRESSED ON A BOND EQUIVALENT BASIS)

Security ID        NATIONSLINK 1999-1
Settlement Date               2/26/99        Initial Prin. Bal   198,904,170.00
Interest Accrued From          2/1/99        Initial Coupon              5.7820%
Next Pmt Date                 3/20/99        Accrued Int             798,655.49

                                             (Column Heading)=Prepayment Rate in CPR (Table)=Nominal Yield
                       -----------------------------------------------------------------------------------------------------------
   Price                0.0%            5.0%           10.0%           25.0%               50.0%            75.0%           100.0%
   -----               -----           -----           -----           -----               -----            -----           ------
  100-02               5.769%          5,772%          5.775%          5.784%              5.795%           5.802%          5.805%
  100-03               5.762%          5.765%          5.768%          5.776%              5.787%           5.794%          5.797%
  100-04               5.755%          5.758%          5.761%          5.769%              5.779%           5.786%          5.788%
  100-05               5.748%          5.751%          5.754%          5.761%              5.771%           5.778%          5.780%
  100-06               5.742%          5.744%          5.746%          5.753%              5.763%           5.769%          5.771%
           Mod Dur      4.45            4.36            4.28            4.10                3.90             3.79            3.66
  100-07               5.735%          5.737%          5.739%          5.746%              5.755%           5.761%          5.763%
  100-08               5.728%          5.730%          5.732%          5.738%              5.747%           5.753%          5.754%
  100-09               5.721%          5.723%          5.725%          5.731%              5.739%           5.745%          5.746%
  100-10               5.714%          5.715%          5.717%          5.723%              5.731%           5.737%          5.737%
  100-11               5.707%          5.708%          5.710%          5.715%              5.723%           5.728%          5.729%
           Mod Dur      4.45            4.36            4.28            4.10                3.91             3.79            3.66
  100-12               5.700%          5.701%          5.703%          5.708%              5.716%           5.720%          5.720%
  100-13               5.693%          5.694%          5.696%          5.700%              5.708%           5.712%          5.712%
  100-14               5.686%          5.687%          5.688%          5.693%              5.700%           5.704%          5.703%
  100-15               5.679%          5.680%          5.681%          5.685%              5.692%           5,696%          5.695%
  100-16               5.672%          5.673%          5.674%          5.678%              5.684%           5.688%          5.686%
           Mod Dur      4.45            4.36            4.28            4.10                3.91             3.80            3.66
  100-17               5.665%          5.666%          5.667%          5.670%              5.676%           5.679%          5.678%
  100-18               5.658%          5.659%          5.659%          5.663%              5.668%           5.671%          5.670%
  100-19               5.651%          5.652%          5,652%          5.655%              5.660%           5.663%          5.661%
  100-20               5.644%          5.644%          5.645%          5.647%              5.652%           5.655%          5.653%
  100-21               5.637%          5.637%          5.638%          5.640%              5.644%           5.647%          5.644%
           Mod Dur      4.46            4.37            4.29            4.10                3.91             3.80           3. 66
  100-22               5.630%          5.630%          5.631%          5.632%              5.636%           5.639%          5.636%
  100-23               5.623%          5.623%          5.623%          5.625%              5.628%           5.631%          5,627%
  100-24               5.616%          5.616%          5.616%          5.617%              5.621%           5.622%          5.619%
  100-25               5.609%          5.609%          5.609%          5.610%              5.613%           5.614%          5.610%
  100-26               5.602%          5.602%          5.602%          5.602%              5.605%           5.606%          5.602%
           Mod Dur      4.46            4.37            4.29            4.11               3.92              3.80            3.67
  100-27               5.595%          5.595%          5.595%          5.595%              5.597%           5.598%          5.594%
  100-28               5.589%          5.588%          5.587%          5.587%              5.589%           5.590%          5.585%
  100-29               5.582%          5.581%          5.580%          5.580%              5.581%           5.582%          5.577%
  100-30               5.575%          5.574%          5.573%          5.572%              5.573%           5.574%          5.568%
  100-31               5.568%          5.567%          5.566%          5.565%              5.565%           5.566%          5.560%
           Mod Dur      4.46            4.37            4.29            4.11                3.92             3.80            3.67

WA Life (Yrs)           5.50            5.36            5.24            4.97               4.69              4.53            4.35
First Prin Date      3/20/99         3/20/99         3/20/99         3/20/99            3/20/99           3/20/99         3/20/99
Final Prin Date     11/20/07        11/20/07        10/20/07         8/20/07            5/20/07           3/20/07         3/20/07
% of Prin Returned    100.00%         100.00%         100.00%         100.00%            100.00%           100.00%         100.00%

                                    ASSUMPTIONS                                                      TSY CURVE AS OF 2/1/99
                                                                                                 -----------------------------
1% CLEANUP CALL IS NOT EXERCISED                                                                 TERM (YRS)        YIELD (BEY)
                                                                                                 ----------        -----------
INITIAL BALANCE IS CALCULATED USING THE UNPAID PRINCIPAL BALANCE AS OF FEBRUARY 1, 1999             1/4              4.530%
PREPAY RATES ARE A CONSTANT % OF CPR AFTER EXPIRATION OF LOCKOUT AND YTD MAINT PERIODS (IF ANY)     1/2              4.490%
100% OF ALL PREPAYMENT PREMIUMS ARE ASSUMED TO BE COLLECTED                                          1               4.560%
PREPAYMENT PREMIUMS ARE ALLOCATED TO ONE OR MOM CLASSES OF THE OFFERED CERTIFICATES,
AS DESCRIBED IN THE PROSPECTUS USING THE                                                             2               4.650%
             DISCOUNT RATE FRACTION METHOD (SEE, PROSPECTUS S-69 OR EXAMPLE IN TERM SHEET)           5               4.640%
NO EXTENSIONS ON ANY MORTGAGE LOAN                                                                  10               4.750%
NO DEFAULTS ON ANY MORTGAGE LOAN                                                                    30               5.190%

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

--------------------------------------------------------------------------------
THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NATIONSBANC MONTGOMERY SECURITIES LLC (THE "UNDERWRITER") IS NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITER CONSIDERS RELIABLE, BUT THE UNDERWRITER DOES NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITER MAKES NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITER AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITER IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

                         PRICE / YIELD TABLE - CLASS A-2
               (ALL YIELDS EXPRESSED ON A BOND EQUIVALENT BASIS)

Security ID        NATIONSLINK 1999-1
Settlement Date               2/26/99        Initial Prin. Bal   659,653,000.00
Interest Accrued From          2/1/99        Initial Coupon              6.1180%
Next Pmt Date                 3/20/99        Accrued Int           2,802,609.07

                                             (Column Heading)=Prepayment Rate in CPR (Table)=Nominal Yield
                       -----------------------------------------------------------------------------------------------------------
   Price                0.0%            5.0%           10.0%           25.0%               50.0%            75.0%           100.0%
   -----               -----           -----           -----           -----               -----            -----           ------
  101-02               6.000%          6.000%          6.000%          6.000%              5.999%           5.999%          5.995%
  101-03               5.996%          5.996%          5.995%          5.995%              5.995%           5.994%          5.991%
  101-04               5.991%          5.991%          5.991%          5.991%              5.990%           5.990%          5.986%
  101-05               5.987%          5.987%          5.987%          5.986%              5.986%           5.985%          5.982%
  101-06               5.982%          5.982%          5.982%          5.982%              5.981%           5.981%          5.977%
           Mod Dur      7.01            7.01            7.00            6.99                6.98             6.96            6.85
  101-07               5.978%          5.978%          5.978%          5.978%              5.977%           5.976%          5.973%
  101-08               5.974%          5.974%          5.973%          5.973%              5.973%           5.972%          5.968%
  101-09               5.969%          5.969%          5.969%          5.969%              5.968%           5.968%          5.964%
  101-10               5.965%          5.965%          5.965%          5.964%              5.964%           5.963%          5.959%
  101-11               5.961%          5.960%          5.960%          5.960%              5.959%           5.959%          5.955%
           Mod Dur      7.01            7.01            7.01            7.00                6.98             6.96            6.85
  101-12               5.956%          5.956%          5.956%          5.956%              5.955%           5.954%          5.950%
  101-13               5.952%          5.952%          5.952%          5.951%              5.951%           5.950%          5.946%
  101-14               5.947%          5.947%          5.947%          5.947%              5.946%           5.946%          5.941%
  101-15               5.943%          5.943%          5.943%          5.942%              5.942%           5.941%          5.937%
  101-16               5.939%          5.939%          5.938%          5.938%              5.937%           5.937%          5.933%
           Mod Dur      7.02            7.01            7.01            7.00                6.98             6.96            6.85
  101-17               5.934%          5.934%          5.934%          5.934%              5.933%           5.932%          5.928%
  101-18               5.930%          5.930%          5.930%          5.929%              5.929%           5.928%          5.924%
  101-19               5.926%          5.925%          5.925%          5.925%              5.924%           5.924%          5.919%
  101-20               5.921%          5.921%          5.921%          5.921%              5.920%           5.919%          5.915%
  101-21               5.917%          5.917%          5.917%          5.916%              5.915%           5.915%          5.910%
           Mod Dur      7.02            7.02            7.01            7.00                6.99             6.97            6.86
  101-22               5.912%          5.912%          5.912%          5.912%              5.911%           5.910%          5.906%
  101-23               5.908%          5.908%          5.908%          5.907%              5.907%           5.906%          5.901%
  101-24               5.904%          5.904%          5.903%          5.903%              5.902%           5.902%          5.897%
  101-25               5.899%          5.899%          5.899%          5.899%              5.898%           5.897%          5.892%
  101-26               5.895%          5.895%          5.895%          5.894%              5.894%           5.893%          5.888%
           Mod Dur      7.02            7.02           7.02             7.01                6.99             6.97            6.86
  101-27               5.891%          5.891%          5.890%          5.890%              5.889%           5.888%          5.883%
  101-28               5.886%          5.886%          5.886%          5.886%              5.885%           5.884%          5.879%
  101-29               5.882%          5.882%          5.882%          5.881%              5.880%           5.880%          5.875%
  101-30               5.878%          5.877%          5.877%          5.877%              5.876%           5.875%          5.870%
  101-31               5.873%          5.873%          5.873%          5.873%              5.872%           5.871%          5.866%
           Mod Dur      7.02            7.02            7.02            7.01                6.99             6.97            6.86

WA Life (Yrs)            9.46            9.46            9.45            9.44                9.41             9.37            9.17
First Prin Date      11/20/07        11/20/07        10/20/07         8/20/07             5/20/07          3/20/07         3/20/07
Final Prin Date      11/20/08        11/20/08        11/20/08        11/20/08            11/20/08         11/20/08         9/20/08
% of Prin Returned     100.00%         100.00%         100.00%         100.00%             100.00%          100.00%         100.00%

                                    ASSUMPTIONS                                                      TSY CURVE AS OF 2/1/99
                                    -----------                                                  -----------------------------
1% CLEANUP CALL IS NOT EXERCISED                                                                 TERM (YRS)        YIELD (BEY)
--------------------------------                                                                 ----------        -----------
INITIAL BALANCE IS CALCULATED USING THE UNPAID PRINCIPAL BALANCE AS OF FEBRUARY 1, 1999             1/4              4.530%
---------------------------------------------------------------------------------------
PREPAY RATES ARE A CONSTANT % OF CPR AFTER EXPIRATION OF LOCKOUT AND YTD MAINT PERIODS (IF ANY)     1/2              4.490%
100% OF ALL PREPAYMENT PREMIUMS ARE ASSUMED TO BE COLLECTED                                          1               4.560%
PREPAYMENT PREMIUMS ARE ALLOCATED TO ONE OR MORE CLASSES OF THE OFFERED CERTIFICATES,
AS DESCRIBED IN THE PROSPECTUS USING THE DISCOUNT RATE FRACTION METHOD (SEE,                         2               4.650%
PROSPECTUS S-69 OR EXAMPLE IN TERM SHEET)                                                            5               4.640%
NO EXTENSIONS ON ANY MORTGAGE LOAN                                                                  10               4.750%
NO DEFAULTS ON ANY MORTGAGE LOAN                                                                    30               5.190%

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

--------------------------------------------------------------------------------
THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NATIONSBANC MONTGOMERY SECURITIES LLC (THE "UNDERWRITER") IS NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITER CONSIDERS RELIABLE, BUT THE UNDERWRITER DOES NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITER MAKES NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITER AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITER IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

                          PRICE / YIELD TABLE - CLASS B
               (ALL YIELDS EXPRESSED ON A BOND EQUIVALENT BASIS)

Security ID         NATIONSLINK 1999-1
Settlement Date                2/26/99       Initial Prin. Bal    64,162,635.00
Interest Accrued From           2/1/99       Initial Coupon              6.2680%
Next Pmt Date                  3/20/99       Accrued Int             279,285.69

                                               (Column Heading)=Prepayment Rate in CPR (Table)=Nominal Yield
                         -----------------------------------------------------------------------------------------------------------
   Price                  0.0%            5.0%           10.0%           25.0%               50.0%            75.0%           100.0%
   -----                 -----           -----           -----           -----               -----            -----           ------
   101-02                6.155%          6.155%          6.155%         6.155%              6.155%           6.155%           6.153%
   101-03                6.151%          6.151%          6.151%         6.151%              6.151%           6.151%           6.149%
   101-04                6.147%          6.147%          6.147%         6.147%              6.147%           6.147%           6.144%
   101-05                6.142%          6.142%          6.142%         6.142%              6.142%           6.142%           6.140%
   101-06                6.138%          6.138%          6.138%         6.138%              6.138%           6.138%           6.135%
            Mod Dur       7.11            7.11            7.11           7.11                7.11             7.11             7.02
   101-07                6.134%          6.134%          6.134%         6.134%              6.134%           6.134%           6.131%
   101-08                6.129%          6.129%          6.129%         6.129%              6.129%           6.129%           6.127%
   101-09                6.125%          6.125%          6.125%         6.125%              6.125%           6.125%           6.122%
   101-10                6.121%          6.121%          6.121%         6.121%              6.121%           6.121%           6.118%
   101-11                6.117%          6.117%          6.117%         6.117%              6.117%           6.117%           6.114%
            Mod Dur       7.11            7.11            7.11           7.11                7.11             7.11             7.02
   101-12                6.112%          6.112%          6.112%         6.112%              6.112%           6.112%           6.109%
   101-13                6.108%          6.108%          6.108%         6.108%              6.108%           6.108%           6.105%
   101-14                6.104%          6.104%          6.104%         6.104%              6.104%           6.104%           6.100%
   101-15                6.099%          6.099%          6.099%         6.099%              6.099%           6.099%           6.096%
   101-16                6.095%          6.095%          6.095%         6.095%              6.095%           6.095%           6.092%
            Mod Dur       7.11            7.11            7.11           7.11                7.11             7.11             7.02
   101-17                6.091%          6.091%          6.091%         6.091%              6.091%           6.091%           6.087%
   101-18                6.086%          6.086%          6.086%         6.086%              6.086%           6.086%           6.083%
   101-19                6.082%          6.082%          6.082%         6.082%              6.082%           6.082%           6.079%
   101-20                6.078%          6.078%          6.078%         6.078%              6.078%           6.078%           6.074%
   101-21                6.073%          6.073%          6.073%         6.073%              6.073%           6.073%           6.070%
            Mod Dur       7.12            7.12            7.12           7.12                7.12             7.12             7.03
   101-22                6.069%          6.069%          6.069%         6.069%              6.069%           6.069%           6.066%
   101-23                6.065%          6.065%          6.065%           6M5%              6.065%           6.065%           6.061%
   101-24                6.061%          6.061%          6.061%         6.061%              6.061%           6.061%           6.057%
   101-25                6.056%          6.056%          6.056%         6.056%              6.056%           6.056%           6.052%
   101-26                6.052%          6.052%          6.052%         6.052%              6.052%           6.052%           6.048%
            Mod Dur       7.12            7.12            7.12           7.12                7.12             7.12             7.03
   101-27                6.048%          6.048%          6.048%         6.048%              6.048%           6.048%           6.044%
   101-28                6.043%          6.043%          6.043%         6.043%              6.043%           6.043%           6.039%
   101-29                6.039%          6.039%          6.039%         6-039%              6.039%           6.039%           6.035%
   101-30                6.035%          6.035%          6.035%         6.035%              6.035%           6.035%           6.031%
   101-31                6.030%          6.030%          6.030%         6.030%              6.030%           6.030%           6.026%
            Mod Dur       7.12            7.12            7.12           7.12                7.12             7.12             7.03
WA Life (Yrs)             9.73            9.73            9.73           9.73                9.73             9.73             9.57
First Prin Date       11/20/08        11/20/08        11/20/08       11/20/08            11/20/08         11/20/08          9/20/08
Final Prin Date       11/20/08        11/20/08        11/20/08       11/20/08            11/20/08         11/20/08          9/20/08
% of Prin Returned      100.00%         100.00%         100.00%        100.00%             100.00%          100.00%          100.00%

                                    ASSUMPTIONS                                                      TSY CURVE AS OF 2/1/99
                                    -----------                                                  -----------------------------
1% CLEANUP CALL IS NOT EXERCISED                                                                 TERM (YRS)        YIELD (BEY)
--------------------------------                                                                 ----------        -----------
INITIAL BALANCE IS CALCULATED USING THE UNPAID PRINCIPAL BALANCE AS OF FEBRUARY 1, 1999             1/4              4.530%
---------------------------------------------------------------------------------------
PREPAY RATES ARE A CONSTANT % OF CPR AFTER EXPIRATION OF LOCKOUT AND YTD MAINT PERIODS (IF ANY)     1/2              4.490%
100% OF ALL PREPAYMENT PREMIUMS ARE ASSUMED TO BE COLLECTED                                          1               4.560%
PREPAYMENT PREMIUMS ARE ALLOCATED TO ONE OR MORE CLASSES OF THE OFFERED CERTIFICATES,
AS DESCRIBED IN THE PROSPECTUS USING THE DISCOUNT RATE FRACTION METHOD                               2               4.650%
(SEE, PROSPECTUS S-69 OR EXAMPLE IN TERM SHEET)                                                      5               4.640%
NO EXTENSIONS ON ANY MORTGAGE LOAN                                                                  10               4.750%
NO DEFAULTS ON ANY MORTGAGE LOAN                                                                    30               5.190%


RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

--------------------------------------------------------------------------------
THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NATIONSBANC MONTGOMERY SECURITIES LLC (THE "UNDERWRITER") IS NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITER CONSIDERS RELIABLE, BUT THE UNDERWRITER DOES NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITER MAKES NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITER AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITER IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

                          PRICE / YIELD TABLE - CLASS C
               (ALL YIELDS EXPRESSED ON A BOND EQUIVALENT BASIS)

Security ID        NATIONSLINK 1999-1
Settlement Date               2/26/99        Initial Prin. Bal   61,107,271.00
Interest Accrued From          2/1/99        Initial Coupon            6.56600%
Next Pmt Date                 3/20/99        Accrued Int            278,632.18


                                               (Column Heading)=Prepayment Rate in CPR (Table)=Nominal Yield
                         -----------------------------------------------------------------------------------------------------------
   Price                  0.0%            5.0%           10.0%           25.0%               50.0%            75.0%           100.0%
   -----                 -----           -----           -----           -----               -----            -----           ------
  101-02                 6.457%          6.457%          6.457%          6.457%             6.457%            6.457%          6.455%
  101-03                 6.453%          6.453%          6.453%          6.453%             6.452%            6.452%          6.450%
  101-04                 6.448%          6.448%          6.448%          6.448%             6.448%            6.448%          6.446%
  101-05                 6.444%          6.444%          6.444%          6.444%             6.444%            6.443%          6.442%
  101-06                 6.440%          6.440%          6.440%          6.439%             6.439%            6.439%          6.437%
           Mod Dur        7.03            7.03            7.03            7.02               7.02              7.01            6.95
  101-07                 6.435%          6.435%          6,435%          6.435%             6.435%            6.435%          6.433%
  101-08                 6.431%          6.431%          6.431%          6.431%             6.430%            6.430%          6.428%
  101-09                 6.427%          6.426%          6.426%          6.426%             6.426%            6.426%          6.424%
  101-10                 6.422%          6.422%          6.422%          6.422%             6.422%            6.421%          6.420%
  101-11                 6.418%          6.418%          6.418%          6.418%             6.417%            6.417%          6.415%
           Mod Dur        7.03            7.03            7.03            7.03               7.02              7.01            6.95
  101-12                 6.413%          6.413%          6.413%          6.413%             6.413%            6.413%          6.411%
  101-13                 6.409%          6.409%          6.409%          6.409%             6.409%            6.408%          6.406%
  101-14                 6.405%          6.405%          6.405%          6.405%             6.404%            6.404%          6.402%
  101-15                 6.400%          6.400%          6.400%          6.400%             6.400%            6.400%          6.397%
  101-16                 6.396%          6.396%          6.396%          6.396%             6.395%            6.395%          6.393%
           Mod Dur        7.04            7.03            7.03            7.03               7.02              7.01            6.96
  101-17                 6.392%          6.392%          6.392%          6.391%             6.391%            6.391%          6.389%
  101-18                 6.387%          6.387%          6.387%          6.387%             6.387%            6,386%          6.384%
  101-19                 6.383%          6.383%          6.383%          6.383%             6.382%            6.382%          6.380%
  101-20                 6.379%          6.379%          6.378%          6.378%             6.378%            6.378%          6.375%
  101-21                 6.374%          6.374%          6.374%          6.374%             6.374%            6.373%          6.371%
           Mod Dur        7.04            7.04            7.04            7.03               7.02              7.02            6.96
  101-22                 6.370%          6.370%          6.370%          6.370%             6.369%            6.369%          6,367%
  101-23                 6.366%          6.365%          6.365%          6.365%             6.365%            6.365%          6.362%
  101-24                 6.361%          6.361%          6.361%          6.361%             6.361%            6.360%          6.358%
  101-25                 6.357%          6.357%          6.357%          6.357%             6.356%            6.356%          6.353%
  101-26                 6.353%          6.352%          6.352%          6.352%             6.352%            6.352%          6.349%
           Mod Dur        7.04            7.04            7.04            7.04               7.03              7.02            6.96
  101-27                 6.348%          6.348%          6.348%          6.348%             6.348%            6.347%          6.345%
  101-28                 6.344%          6.344%          6.344%          6.344%             6.343%            6.343%          6.340%
  101-29                 6.340%          6.339%          6.339%          6.339%             6.339%            6.338%          6.336%
  101-30                 6.335%          6.335%          6.335%          6.335%             6.335%            6.334%          6.332%
  101-31                 6.331%          6.331%          6.331%          6.331%             6.330%            6.330%          6.327%
           Mod Dur        7.04            7.04            7.04            7.04               7.03              7.02            6.97

WA Life (Yrs)             9.78            9.78            9.77            9.77               9.75              9.73            9.63
First Prin Date       11/20/08        11/20/08        11/20/08        11/20/08           11/20/08          11/20/08         9/20/08
Final Prin Date       12/20/08        12/20/08        12/20/08        12/20/08           12/20/08          11/20/08        10/20/08
% of Prin Returned      100.00%         100.00%         100.00%         100.00%            100.00%           100.00%         100.00%

                                    ASSUMPTIONS                                                      TSY CURVE AS OF 2/1/99
                                    -----------                                                  -----------------------------
1% CLEANUP CALL IS NOT EXERCISED                                                                 TERM (YRS)        YIELD (BEY)
--------------------------------                                                                 ----------        -----------
INITIAL BALANCE IS CALCULATED USING THE UNPAID PRINCIPAL BALANCE AS OF FEBRUARY 1, 1999             1/4              4.530%
---------------------------------------------------------------------------------------
PREPAY RATES ARE A CONSTANT % OF CPR AFTER EXPIRATION OF LOCKOUT AND YTD MAINT PERIODS (IF ANY)     1/2              4.490%
100% OF ALL PREPAYMENT PREMIUMS ARE ASSUMED TO BE COLLECTED                                          1               4.560%
PREPAYMENT PREMIUMS ARE ALLOCATED TO ONE OR MORE CLASSES OF THE OFFERED CERTIFICATES,
AS DESCRIBED IN THE PROSPECTUS USING THE  DISCOUNT RATE FRACTION METHOD                              2               4.650%
SEE, PROSPECTUS S-69 OR EXAMPLE IN TERM SHEET)                                                       5               4.640%
NO EXTENSIONS ON ANY MORTGAGE LOAN                                                                  10               4.750%
NO DEFAULTS ON ANY MORTGAGE LOAN                                                                    30               5.190%

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

--------------------------------------------------------------------------------
THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NATIONSBANC MONTGOMERY SECURITIES LLC (THE "UNDERWRITER") IS NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITER CONSIDERS RELIABLE, BUT THE UNDERWRITER DOES NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITER MAKES NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITER AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITER IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

                          PRICE / YIELD TABLE - CLASS D
               (ALL YIELDS EXPRESSED ON A BOND EQUIVALENT BASIS)

Security ID        NATIONSLINK 1999-1
Settlement Date               2/26/99        Initial Prin. Bal   67,217,999.00
Interest Accrued From          2/1/99        Initial Coupon             6.6365%
Next Pmt Date                 3/20/99        Accrued Int            309,785.94


                                             (Column Heading)=Prepayment Rate in CPR (Table)=Nominal Yield
                         -----------------------------------------------------------------------------------------------------------
   Price                  0.0%            5.0%           10.0%           25.0%               50.0%            75.0%           100.0%
   -----                 -----           -----           -----           -----               -----            -----           ------
   98-22                 7.311%          7.310%          7.310%          7.310%             7.309%            7.308%          7.309%
   98-23                 7.306%          7.306%          7.306%          7.305%             7.304%            7.304%          7.304%
   98-24                 7.301%          7.301%          7.301%          7.300%             7.300%            7.299%          7.299%
   98-25                 7.297%          7.297%          7.296%          7.296%             7.295%            7.295%          7.295%
   98-26                 7.292%          7.292%          7.292%          7.291%             7.290%            7.290%          7.290%
           Mod Dur        6.85            6.85            6.85            6.85               6.84              6.84            6.77
   98-27                 7.288%          7.287%          7.287%          7.287%             7.286%            7.285%          7.285%
   98-28                 7.283%          7.283%          7.283%          7.282%             7.281%            7.281%          7.281%
   98-29                 7.278%          7.278%          7.278%          7.277%             7.277%            7.276%          7.276%
   98-30                 7.274%          7.274%          7.273%          7.273%             7.272%            7.272%          7.271%
   98-31                 7.269%          7.269%          7.269%          7.268%             7.267%            7.267%          7.267%
           Mod Dur       6. 85            6.85            6.85            6.85               6.84              6.84            6.78
   99-00                 7.265%          7.264%          7.264%          7.264%             7.263%            7.262%          7.262%
   99-01                 7.260%          7.260%          7.260%          7.259%             7.258%            7.258%          7.257%
   99-02                 7.256%          7.255%          7.255%          7.254%             7.254%            7.253%          7.253%
   99-03                 7.251%          7.251%          7.250%          7.250%             7.249%            7.249%          7.248%
   99-04                 7.246%          7.246%          7.246%          7.245%             7.244%            7.244%          7.244%
           Mod Dur        6.86            6.86            6.86            6.85               6.85              6.84            6.78
   99-05                 7.242%          7.242%          7.241%          7.241%             7.240%            7.239%          7.239%
   99-06                 7.237%          7.237%          7.237%          7.236%             7.235%            7.235%          7.234%
   99-07                 7.233%          7.232%          7.232%          7.231%             7.231%            7.230%          7.230%
   99-08                 7.228%          7.228%          7.228%          7.227%             7.226%            7.226%          7.225%
   99-09                 7.224%          7.223%          7.223%          7.222%             7.222%            7.221%          7.220%
           Mod Dur        6.86            6.86            6.86            6.86               6.85              6.84            6.78
   99-10                 7.219%          7.219%          7.218%          7.218%             7.217%            7.217%          7.216%
   99-11                 7.214%          7.214%          7.214%          7.213%             7.212%            7.212%          7.211%
   99-12                 7.210%          7.210%          7.209%          7.209%             7.208%            7.207%          7.207%
   99-13                 7.205%          7.205%          7.205%          7.204%             7.203%            7.203%          7.202%
   99-14                 7.201%          7.200%          7.200%          7.200%             7.199%            7.198%          7.197%
           Mod Dur        6.86            6.86            6.86            6.86               6.85              6.85            6.79
   99-15                 7.196%          7.196%          7.196%          7.195%             7.194%            7.194%          7.193%
   99-16                 7.192%          7.191%          7.191%          7.190%             7.190%            7.189%          7.188%
   99-17                 7.187%          7.187%          7.187%          7.186%             7.185%            7.185%          7.184%
   99-18                 7.182%          7.182%          7.182%          7.181%             7.180%            7.180%          7.179%
   99-19                 7.178%          7.178%          7.177%          7.177%             7.176%            7.175%          7.174%
           Mod Dur        6.87            6.87            6.86            6.86               6.86              6.85            6.79

WA Life (Yrs)             9.85            9.84            9.84            9.84               9.82              9.81            9.68
First Prin Date       12/20/08        12/20/08        12/20/08        12/20/08           12/20/08          11/20/08        10/20/08
Final Prin Date        1/20/09         1/20/09         1/20/09         1/20/09            1/20/09          12/20/08        11/20/08
% of Prin Returned      100.00%         100.00%         100.00%         100.00%            100.00%           100.00%         100.00%

                                    ASSUMPTIONS                                                      TSY CURVE AS OF 2/1/99
                                    -----------                                                  -----------------------------
1% CLEANUP CALL IS NOT EXERCISED                                                                 TERM (YRS)        YIELD (BEY)
--------------------------------                                                                 ----------        -----------
INITIAL BALANCE IS CALCULATED USING THE UNPAID PRINCIPAL BALANCE AS OF FEBRUARY 1, 1999             1/4              4.530%
---------------------------------------------------------------------------------------
PREPAY RATES ARE A CONSTANT % OF CPR AFTER EXPIRATION OF LOCKOUT AND YTD MAINT PERIODS (IF ANY)     1/2              4.490%
100% OF ALL PREPAYMENT PREMIUMS ARE ASSUMED TO BE COLLECTED                                          1               4.560%
PREPAYMENT PREMIUMS ARE ALLOCATED TO ONE OR MORE CLASSES OF THE OFFERED CERTIFICATES,
AS DESCRIBED IN THE PROSPECTUS USING THE DISCOUNT RATE FRACTION METHOD                               2               4.650%
(SEE, PROSPECTUS S-69 OR EXAMPLE IN TERM SHEET)                                                      5               4.640%
NO EXTENSIONS ON ANY MORTGAGE LOAN                                                                  10               4.750%
NO DEFAULTS ON ANY MORTGAGE LOAN                                                                    30               5.190%

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

--------------------------------------------------------------------------------
THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NATIONSBANC MONTGOMERY SECURITIES LLC (THE "UNDERWRITER") IS NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITER CONSIDERS RELIABLE, BUT THE UNDERWRITER DOES NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITER MAKES NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITER AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITER IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

                          PRICE / YIELD TABLE - CLASS E
               (ALL YIELDS EXPRESSED ON A BOND EQUIVALENT BASIS)

Security ID        NATIONSLINK 1999-1
Settlement Date               2/26/99        Initial Prin. Bal    33,608,999.00
Interest Accrued From          2/1/99        Initial Coupon             6.6365%
Next Pmt Date                 3/20/99        Accrued Int             154,892.97

                                            (Column Heading)=Prepayment Rate in CPR (Table)=Nominal Yield
                        -----------------------------------------------------------------------------------------------------------
   Price                 0.0%            5.0%           10.0%           25.0%               50.0%            75.0%           100.0%
   -----                -----           -----           -----           -----               -----            -----           ------
   92-24                8.217%          8.217%          8.216%          8.216%              8.215%           8.217%          8.226%
   92-25                8.212%          8.212%          8.211%          8.211%              8.210%           8.212%          8.221%
   92-26                8.207%          8.207%          8.207%          8.206%              8.205%           8.207%          8.215%
   92-27                8.202%          8.202%          8.202%          8.201%              8.200%           8.202%          8.210%
   92-28                8.197%          8.197%          8.197%          8.196%              8.195%           8.197%          8.205%
           Mod Dur        6.75            6.75            6.75            6.75                6.75             6.74            6.67
   92-29                8.192%          8.192%          8.192%          8.191%              8.190%           8.192%          8.200%
   92-30                8.187%          8.187%          8.187%          8.186%              8.185%           8.187%          8.195%
   92-31                8.182%          8.182%          8.182%          8.181%              8.180%           8.182%          8.190%
   93-00                8.177%          8.177%          8.177%          8.176%              8.175%           8.177%          8.185%
   93-01                8.172%          8.172%          8.172%          8.171%              8.170%           8.172%          8.180%
           Mod Dur        6.75            6.75            6.75            6.75                6.75             6.74            6.68
   93-02                8.167%          8.167%          8.167%          8.166%              8.165%           8.167%          8.175%
   93-03                8.162%          8.162%          8.162%          8.161%              8.160%           8.162%          8.170%
   93-04                8.157%          8.157%          8.157%          8.156%              8.156%           8.157%          8.165%
   93-05                8.153%          8.152%          8.152%          8.151%              8.151%           8.152%          8.160%
   93-06                8.148%          8.147%          8.147%          8.146%              8.146%           8.147%          8.155%
           Mod Dur        6.76            6.76            6.76            6.76                6.76             6.74            6.68
   93-07                8.143%          8.142%          8.142%          8.141%              8.141%           8.142%          8.150%
   93-08                8.138%          8.137%          8.137%          8.137%              8.136%           8.137%          8.145%
   93-09                8.133%          8.133%          8.132%          8.132%              8.131%           8.132%          8.140%
   93-10                8.128%          8.128%          8.127%          8.127%              8.126%           8.127%          8.135%
   93-11                8.123%          8.123%          8.122%          8.122%              8.121%           8.122%          8.130%
           Mod Dur        6.76            6.76            6.76            6.76                6.76             6.75            6.68
   93-12                8.118%          8.118%          8.117%          8.117%              8.116%           8.117%          8.125%
   93-13                8.113%          8.113%          8.113%          8.112%              8.111%           8.112%          8.120%
   93-14                8.108%          8.108%          8.108%          8.107%              8.106%           8.108%          8.115%
   93-15                8.103%          8.103%          8.103%          8.102%              8.101%           8.103%          8.110%
   93-16                8.098%          8.098%          8.098%          8.097%              8.096%           8.098%          8.106%
           Mod Dur        6.76            6.76            6.76           6.76                6.76             6.75            6.69
   93-17                8.093%          8.093%          8.093%          8.092%              8.091%           8.093%          8.101%
   93-18                8.088%          8.088%          8.088%          8.087%              8.087%           8.088%          8.096%
   93-19                8.084%          8.083%          8.083%          8.082%              8.082%           8.083%          8.091%
   93-20                8.079%          8.078%          8.078%          8.077%              8.077%           8.078%          8.086%
   93-21                8.074%          8.073%          8.073%          8.073%              8.072%           8.073%          8.081%
           Mod Dur        6.77            6.77            6.77            6.77                6.77             6.75            6.69

WA Life (Yrs)             9.90            9.90            9.90            9.90                9.90             9.87            9.73
First Prin Date        1/20/09         1/20/09         1/20/09         1/20/09             1/20/09         12/20/08        11/20/08
Final Prin Date        1/20/09         1/20/09         1/20/09         1/20/09             1/20/09          1/20/09        11/20/08
% of Prin Returned     100.00%         100.00%         100.00%         100.00%             100.00%          100.00%         100.00%

                                    ASSUMPTIONS                                                      TSY CURVE AS OF 2/1/99
                                                                                                 -----------------------------
1% CLEANUP CALL IS NOT EXERCISED                                                                 TERM (YRS)        YIELD (BEY)
                                                                                                 ----------        -----------
INITIAL BALANCE IS CALCULATED USING THE UNPAID PRINCIPAL BALANCE AS OF FEBRUARY 1, 1999             1/4              4.530%
PREPAY RATES ARE A CONSTANT % OF CPR AFTER EXPIRATION OF LOCKOUT AND YTD MAINT PERIODS (IF ANY)     1/2              4.490%
100% OF ALL PREPAYMENT PREMIUMS ARE ASSUMED TO BE COLLECTED                                          1               4.560%
PREPAYMENT PREMIUMS ARE ALLOCATED TO ONE OR MORE CLASSES OF THE OFFERED CERTIFICATES,
             AS DESCRIBED IN THE PROSPECTUS USING THE                                                2               4.650%
             DISCOUNT RATE FRACTION METHOD (SEE, PROSPECTUS S-69 OR EXAMPLE IN TERM SHEET)           5               4.640%
NO EXTENSIONS ON ANY MORTGAGE LOAN                                                                  10               4.750%
NO DEFAULTS ON ANY MORTGAGE LOAN                                                                    30               5.190%

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES
--------------------------------------------------------------------------------

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NATIONSBANC MONTGOMERY SECURITIES LLC (THE "UNDERWRITER") IS NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITER CONSIDERS RELIABLE, BUT THE UNDERWRITER DOES NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITER MAKES NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITER AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITER IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

                          PRICE / YIELD TABLE - CLASS X
               (ALL YIELDS EXPRESSED ON A BOND EQUIVALENT BASIS)

Security ID        NATIONSLINK 1999-1
Settlement Date               2/26/99        Initial Ntl. Bal  1,222,145,439.42
Interest Accrued From          2/1/99        Initial Coupon              0.4864%
Next Pmt Date                 3/20/99        Accrued Int             412,771.15

                                              (Column Heading)=Prepayment Rate in CPR (Table)=Nominal Yield
                         -----------------------------------------------------------------------------------------------------------
   Price                  0.0%            5.0%           10.0%           25.0%               50.0%            75.0%           100.0%
   -----                 -----           -----           -----           -----               -----            -----           ------
   5-15+                11.020%         10.949%         10.886%         10.734%            10.566%           10.440%         10.030%
   5-16                 10.943%         10.873%         10.809%         10.657%            10.489%           10.363%          9.952%
   5-16+                10.866%         10.796%         10.732%         10.581%            10.412%           10.286%          9.874%
   5-17                 10.790%         10.720%         10.656%         10.504%            10.335%           10.209%          9.797%
   5-17+                10.715%         10.644%         10.580%         10.428%            10.259%           10.132%          9.720%
           Mod Dur        3.71            3.70            3.70            3.69               3.68              3.67            3.64
   5-18                 10.639%         10.569%         10.504%         10.352%            10.183%           10.056%          9.643%
   5-18+                10.564%         10.494%         10.429%         10.277%            10.108%            9.981%          9.567%
   5-19                 10.490%         10.419%         10.354%         10.202%            10.033%            9.905%          9.491%
   5-19+                10.415%         10.344%         10.280%         10.127%             9.958%            9.830%          9.415%
   5-20                 10.341%         10.270%         10.206%         10.053%             9.883%            9.756%          9.340%
           Mod Dur        3.74            3.73            3.73            3.72               3.71              3.71            3.67
   5-20+                10.267%         10.197%         10.132%          9.979%             9.809%            9.681%          9.265%
   5-21                 10.194%         10.123%         10.058%          9.905%             9.735%            9.607%          9.190%
   5-21+                10.121%         10.050%          9.985%          9.832%             9.662%            9.534%          9.116%
   5-22                 10.048%          9.977%          9.912%          9.759%             9.588%            9.460%          9.042%
   5-22+                 9.976%          9.905%          9.840%          9.686%             9.515%            9.387%          8.968%
           Mod Dur        3.77            3.76            3.76            3.75               3.74              3.74            3.70
   5-23                  9.904%          9.832%          9.767%          9.614%             9.443%            9.314%          8.895%
   5-23+                 9.832%          9.761%          9.695%          9.542%             9.370%            9.242%          8.822%
   5-24                  9.761%          9.689%          9.624%          9.470%             9.299%            9.170%          8.749%
   5-24+                 9.689%          9.618%          9.552%          9.398%             9.227%            9.098%          8.677%
   5-25                  9.618%          9.547%          9.481%          9.327%             9.156%            9.027%          8.605%
           Mod Dur        3.80            3.80            3.79            3.78               3.77              3.77            3.73
   5-25+                 9.548%          9.476%          9.411%          9.256%             9.084%            8.956%          8.533%
   5-26                  9.478%          9.406%          9.340%          9.186%             9.014%            8.885%          8.461%
   5-26+                 9.408%          9.336%          9.270%          9.115%             8.943%            8.814%          8.390%
   5-27                  9.338%          9.266%          9.200%          9.045%             8.873%            8.744%          8.319%
   5-27+                 9.269%          9.197%          9.131%          8.976%             8.803%            8.674%          8.249%
           Mod Dur        3.83            3.83            3.82            3.81               3.80              3.80            3.76
   5-28                  9.200%          9.127%          9.062%          8.906%             8.734%            8.604%          8.178%
   5-28+                 9.131%          9.059%          8.993%          8.837%             8.665%            8.535%          8.108%
   5-29                  9.062%          8.990%          8.924%          8.768%             8.596%            8.466%          8.039%
   5-29+                 8.994%          8.922%          8.856%          8.700%             8.527%            8.397%          7,969%
   5-30                  8.926%          8.854%          8.788%          8.632%             8.459%            8.328%          7.900%
           Mod Dur        3.86            3.86            3.85            3.84               3.83              3.83            3.79

WA Life (Yrs)             9.04            9.02            8.99            8.94               8.87              8.82            8.65
First Int Pay Date     3/20/99         3/20/99         3/20/99         3/20/99            3/20/99           3/20/99         3/20/99
Final Int Pay Date    10/20/13        10/20/13         9/20/13         9/20/13            9/20/13           8/20/13         6/20/13

                                    ASSUMPTIONS                                                      TSY CURVE AS OF 2/1/99
                                    -----------                                                      ----------------------
1% CLEANUP CALL IS EXERCISED                                                                      TERM (YRS)        YIELD (BEY)
----------------------------                                                                      ----------        -----------
INITIAL NOTIONAL BALANCE IS CALCULATED USING THE UNPAID PRINCIPAL BALANCE AS OF FEBRUARY 1, 1999    1/4              4.530%
------------------------------------------------------------------------------------------------
PREPAY RATES ARE A CONSTANT % OF CPR AFTER EXPIRATION OF LOCKOUT AND YTD MAINT PERIODS (IF ANY)     1/2              4.490%
100% OF ALL PREPAYMENT PREMIUMS ARE ASSUMED TO BE COLLECTED                                          1               4.560%
PREPAYMENT PREMIUMS ARE ALLOCATED TO ONE OR MORE CLASSES OF THE OFFERED CERTIFICATES
AS DESCRIBED IN THE PROSPECTUS USING THE DISCOUNT RATE FRACTION METHOD                               2               4.650%
(SEE PROSPECTUS S-69 OR EXAMPLE IN TERM SHEET)                                                       5               4.640%
NO EXTENSIONS ON ANY MORTGAGE LOAN                                                                  10               4.750%
NO DEFAULTS ON ANY MORTGAGE LOAN                                                                    30               5.190%


RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

--------------------------------------------------------------------------------
THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NATIONSBANC MONTGOMERY SECURITIES LLC (THE "UNDERWRITER") IS NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITER CONSIDERS RELIABLE, BUT THE UNDERWRITER DOES NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITER MAKES NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITER AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITER IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

NATIONSLINK FUNDING CORPORATION
Commercial Mortgage Pass-Through Certificates
Series 1999-1
Class A, B, C, D, E, & X Certificates
$1,084,654,074 (approximate)


SIGNIFICANT MORTGAGE LOANS

RFS NOTE A AND RFS NOTE B

         The Loan. The mortgage loans (the "RFS Loans"), which are comprised of RFS Note A ("Note A") and RFS Note B ("Note B"), represent, in the aggregate, 7.8% of the Initial Pool Balance. The RFS Loans were originated by the Mortgage Loan Seller on December 18, 1998. The RFS Loans, collateralized by Note A and Note B, have a $ 95,717,353 combined aggregate principal balance as of the Cut-off Date. Note A and Note B are cross-collateralized and cross-defaulted with each other.

         Both Note A and Note B have a remaining term of 119 months, and mature on January 1, 2009. The RFS Loans may not be prepaid before and including October 1, 2008. The RFS Loans are subject to defeasance with U.S. Treasury obligations beginning the earlier of 25 months from the REMIC startup day or 49 months from the loan funding. During the final 3 months of the mortgage loans, each may be prepaid without consideration.

         Additional terms and escrows for Note A and Note B are set forth in Annex A to the prospectus supplement.

         The Properties. Ten established hotels collateralize Note A and Note B. The hotels operate under five nationally-recognized flags in the United States and are located within seven different states in the Midwest, Upper Midwest, and California. The hotels have a total of 1,552 rooms which are being managed by an experienced operating lessee under the various lease agreements (the "Lease Agreements"). Note A and Note B are structured as follows:

                                          NUMBER OF    OCCUPANCY  YEAR BUILT
                                            ROOMS

Hampton Inn - Indianapolis, IN               131          75.3%      1988
Hampton Inn - Memphis, TN                    120          78.8       1992
Comfort Inn - Farmington Hills, MI           135          65.2       1986
Sheraton - Sunnyvale, CA                     173          78.8       1980
Sheraton - Bakersfield, CA                   197          69.3       1983
                                           -----          ----
NOTE A TOTAL                                 756          73.4%

Sheraton - Milipitas, CA                     229          73.8%      1988
Sheraton - Pleasanton, CA                    214          72.3       1985
Hampton Inn - Bloomington, MN                135          80.7       1983
Holiday Inn Express - Wauwatosa, WI          122          76.9       1984
Residence Inn - Kansas City, MO               96          74.9       1988
                                           -----          ----
NOTE B TOTAL                                 796          75.2%

PORTFOLIO TOTAL/WEIGHTED AVERAGE           1,552          74.4%

         Debt Service Coverage Ratio. Underwritten debt service coverage is 1.75x for both RFS Note A and RFS note B. DSCR will be predicated on several levels of cash flow and will be structured to address the cash flow of the underlying property operations, seasonality of individual properties, and contractual payments under the Lease Agreements and the operating leases


--------------------------------------------------------------------------------
THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NATIONSBANC MONTGOMERY SECURITIES LLC (THE "UNDERWRITER") IS NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITER CONSIDERS RELIABLE, BUT THE UNDERWRITER DOES NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITER MAKES NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITER AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITER IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

NATIONSLINK FUNDING CORPORATION
Commercial Mortgage Pass-Through Certificates
Series 1999-1
Class A, B, C, D, E, & X Certificates
$1,084,654,074 (approximate)


relating to the Sheraton properties listed above. In the event the note specific aggregate DSCR, based on operating cash flow by Note, is determined to be less than 1.40x, a debt service reserve will be required in an amount sufficient to pay three (3) months aggregate debt service.

         Lock Box Account. During the terms of the Lease Agreements, the lender shall only require payment of the amounts actually due the borrower to be deposited directly to a lock box. At any time that the borrower has the right to additional funds from the collateral properties, whether due to expiration, cancellation, modification or default under the Lease Agreements or any other reason, the borrower will cause all property receipts and funds to be deposited into the lock box.

         Loan To Value Ratio. Cut-off Date loan-to-values ratios are 61.5% for Note A and 62.5% for Note B.

         Substitution of Collateral. Substitution of collateral will be allowed but total substitution over each loan term will be limited to no more than 20% of the original principal amount of each loan. Further, after giving effect to the substitution, the debt service coverage ratio for the applicable loan(s) will be at least equal to the greater of (1) the debt service coverage ratio at closing; or (2) the debt service coverage ratio immediately prior to such substitution. Moreover, substitution of collateral is subject to (a) written confirmation from each Rating Agency that such substitution will not result in the withdrawal, downgrade or qualification of the rating of any Certificate; and
(b) documentation subject to review and approval of lender counsel.

         Sponsorship. RFS is a self-administered and self-managed equity REIT formed to continue and expand operations of RFS Hospitality, Inc. and affiliates that have been involved in the hospitality business for over 20 years. RFS's 61 limited service, full service, and extended stay hotel properties, with 8,674 rooms, are diversified across 24 states. All of the company's hotels are leased to third party managers, and substantially all of the company's hotels are branded. RFS's strategy of diversifying by hotel type, franchise brand, and geography helps to minimize vulnerability to downturns in any one region or segment of the industry. The summarized operating history for Note A and Note B follows:

                                  1995                1996                1997            ORIGINATOR'S
RFS NOTE A                       ACTUAL              ACTUAL              ACTUAL           UNDERWRITER
------------------------------------------------------------------------------------------------------
EGI                            $15,308,697         $16,724,105         $17,773,720         $17,185,493
Expenses                         9,578,332           9,647,790           8,765,952           9,934,635
                               -----------         -----------         -----------         -----------
NOI                            $ 5,730,365         $ 7,076,315         $ 9,007,768         $ 7,250,858
Cash Flow                      $ 5,530,184         $ 6,438,758         $ 7,316,872         $ 6,457,836
                               ===========         ===========         ===========         ===========

Occupancy                            73.5%               74.4%               75.6%               68.7%
DSCR based on NOI                    1.55x               1.92x               2.44x               1.97x
DSCR based on Cash Flow              1.50x               1.75x               1.98x               1.75x

RFS NOTE B
-----------------------------
EGI                            $20,429,183         $20,698,417         $23,392,481         $22,799,640
Expenses                        12,931,517          11,231,078          10,738,346          12,963,369
                               -----------         -----------         -----------         -----------
NOI                            $ 7,497,666         $ 9,467,339         $12,654,135         $ 9,836,271
Cash Flow                      $ 7,445,060         $ 8,934,540         $11,320,857         $ 8,850,651
                               ===========         ===========         ===========         ===========

Occupancy                            73.8%               75.7%               75.7%               71.5%
DSCR based on NOI                    1.48x               1.87x               2.50x               1.95x
DSCR based on Cash Flow              1.47x               1.77x               2.24x               1.75x


--------------------------------------------------------------------------------
THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NATIONSBANC MONTGOMERY SECURITIES LLC (THE "UNDERWRITER") IS NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITER CONSIDERS RELIABLE, BUT THE UNDERWRITER DOES NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITER MAKES NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITER AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITER IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

NATIONSLINK FUNDING CORPORATION
Commercial Mortgage Pass-Through Certificates
Series 1999-1
Class A, B, C, D, E, & X Certificates
$1,084,654,074 (approximate)


THE SUMMIT SHOPPING CENTER LOAN

         The Loan. The Mortgage Loan (the "Summit Shopping Center Loan"), which is secured by a first mortgage encumbering a retail center (the "Summit Shopping Center") in Birmingham, Alabama, represents approximately 4.3% of the Initial Pool Balance. Originated on December 23, 1997, and subsequently amended, the Summit Shopping Center Loan has a principal balance as of the Cut-off Date of $52,538,304. The Summit Shopping Center Loan was made to Bayer Retail Company, LLC (the "Summit Borrower"), a single asset Alabama limited liability company which is owned by the Bayer Family Partnership, Ltd. (45%), the Rotenstreich Retail Partnership, Ltd. (40%) and the Silverstein Family Partnership, Ltd. (15%).

         The Summit Shopping Center Loan is a hyper-amortization loan (the "Hyper-Amortization Loan") with an Anticipated Repayment Date of January 1, 2008 and with a final maturity date of January 1, 2028. The term to maturity for the Anticipated Repayment Date is 107 months, and for the final maturity date is 347 months. The Summit Shopping Center Loan may not be prepaid prior to, and including, January 1, 2003. Starting January 2, 2003, the Summit Shopping Center Loan may be prepaid subject to a prepayment penalty based on a percentage of principal balance of the loan. A partial prepayment of $1,025,000 was applied on December 28, 1998. At the time of the principal pay-down, the subject loan was re-amortized on a 360 month schedule. Future partial prepayments are subject to prepayment penalties based on a percentage of principal amounts prepaid. The Summit Shopping Center Loan may be prepaid without the payment of a prepayment penalty during the twelve (12) months preceding the maturity date.

Additional terms and escrows for the Summit Shopping Center Loan are set forth in Annex A to the prospectus supplement.

         The Property. The Summit Shopping Center consists of a 462,481 net rentable square foot regional shopping center located on 62 acres at the intersection of Interstate 459 and Highway 280 in Birmingham, Alabama. The site consists of nine buildings containing forty-three tenant spaces plus two out-parcel pad sites. Construction on the center was completed in October of 1997, and as of July 1998 the center was 97.1% leased. The largest tenants occupying space at the property and their lease expiration dates include:
Parisian (Oct. 31, 2017), Carmike Cinema (Oct. 31, 2017), Bruno's (Oct. 31,
2022), Bed, Bath & Beyond (Oct. 31, 2013), Barnes & Noble (Oct. 31, 2012) and Old Navy (Oct. 31, 2007). Selected trailing twelve months sales/square foot include: Carmike Cinema's $292,979/screen, Johnny Rockets $664/square foot, Old Navy $792/square foot, The Gap $616/square foot, The Gap Kids $425/square foot, Express $307/square foot, Bath and Body Works $284/square foot, Eddie Bauer $274/square foot, Talbots $328/square foot, and Williams Sonoma $395/square foot.

         Cash Management Account. Beginning in the 11th year of the loan, a cash management account will be established to capture all rents paid by the tenants and disbursed as follows by the lender: (1) to interest computed at the initial interest rate with the remainder applied to reduction of principal (see note below), (2) to monthly reserve deposits, (3) to monthly cash expenses, (4) to monthly net capital expenditures, (5) to extraordinary expenses, (6) to payment of principal, until principal amount paid in full, (7) to accrued interest, (8) to other amounts due under the related loan documents, and (9) any excess to the Summit Borrower.

         Note: At the beginning of the tenth year, the borrower will remit payments based on a revised interest rate (the greater of 10.273% or the interest rate applicable for certain non-callable U.S. treasury obligations of comparable terms plus 2%. The difference between the initial and revised rate will accrue separately at the revised rate in an account held by the Trustee.

         Property Management. The Summit Shopping Center is managed by Bayer Properties, Inc., an affiliate of the Summit Borrower, which reportedly has 2,800,000 square feet under management in the local market.


--------------------------------------------------------------------------------
THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NATIONSBANC MONTGOMERY SECURITIES LLC (THE "UNDERWRITER") IS NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITER CONSIDERS RELIABLE, BUT THE UNDERWRITER DOES NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITER MAKES NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITER AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITER IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

NATIONSLINK FUNDING CORPORATION
Commercial Mortgage Pass-Through Certificates
Series 1999-1
Class A, B, C, D, E, & X Certificates
$1,084,654,074 (approximate)



Operating History:

                               APPRAISER'S       ORIGINATOR'S
                                ESTIMATE         UNDERWRITTEN
                               ----------        ------------
EGI                            $7,655,684         $7,706,152
Expenses                        1,408,926          1,635,246
                               ----------         ----------
NOI                            $6,246,758         $6,070,906

Cash Flow                      $6,174,815         $5,907,879
                               ==========         ==========

Occupancy                           98.3%              92.9%
DSCR based on NOI                   1.30x              1.26x
DSCR based on Cash Flow             1.28x              1.23x

Notes:
- Due to the Summit Shopping Center's recent construction, its financial history is limited.
- Appraiser's Year 2 DCF is stated above since this represents a stabilized cash flow.

Lease Expiration Schedule:

                                     PERCENTAGE OF NET RENTABLE    CUMULATIVE
YEAR OF LOAN         SQUARE FEET            SQUARE FEET            EXPIRATION
TERM
------------         -----------     --------------------------    ----------
Vacant                   14,787                   3.2%                  3.2%
Year 1                      0                     0.0%                  3.2%
Year 2                      0                     0.0%                  3.2%
Year 3                      0                     0.0%                  3.2%
Year 4                      0                     0.0%                  3.2%
Year 5                      0                     0.0%                  3.2%
Year 6                    664                     0.1%                  3.3%
Year 7                   25,140                   5.4%                  8.7%
Year 8                   15,750                   3.4%                 12.1%
Year 9                      0                     0.0%                 12.1%
Year 10                  44,898                   9.7%                 21.8%


EAGLE TRACE AND THE BREAKERS LOANS

         The Loans: The Mortgage Loans (the "Eagle Trace Loan" and the "Breakers Loan"), are each secured by a first deed of trust on apartment complexes in Las Vegas, Nevada, and represent approximately 3.6% and 1.5% of the Initial Pool Balance, respectively. Both mortgage loans were originated on December 14, 1998. The Eagle Trace Loan and the Breakers Loan have principal balances as of the Cut-off Date of $43,974,545 and $18,169,482 , respectively. The Eagle Trace Loan was made to Eagle Trace, LLC (the "Eagle Trace Borrower") and the Breakers Loan was made to the Breakers, LLC (the "Breakers Borrower"). Each is a single asset Nevada Limited Liability Company which is owned 100% by Olen Residential Realty Corp. The Eagle Trace Loan and the Breakers Loan are cross-collateralized and cross-defaulted.

         The Eagle Trace Loan and the Breakers Loan both have remaining terms of 119 months and each matures on January 1, 2009. The Eagle Trace Loan and the Breakers Loan may not be prepaid prior to, and including, October 1, 2008. However, the Eagle Trace Loan and the Breakers Loan are subject to defeasance with United States Treasury obligations beginning two years from the Closing Date. The Eagle Trace Loan and the Breakers Loan may be prepaid without the payment of a prepayment penalty during the three (3) months preceding the maturity date.


--------------------------------------------------------------------------------
THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NATIONSBANC MONTGOMERY SECURITIES LLC (THE "UNDERWRITER") IS NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITER CONSIDERS RELIABLE, BUT THE UNDERWRITER DOES NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITER MAKES NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITER AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITER IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

NATIONSLINK FUNDING CORPORATION
Commercial Mortgage Pass-Through Certificates
Series 1999-1
Class A, B, C, D, E, & X Certificates
$1,084,654,074 (approximate)


Additional terms and escrows for Eagle Trace Loan and the Breakers Loan are set forth in Annex A to the prospectus supplement.

         The Properties: The property securing the Eagle Trace Loan is a 984 unit apartment complex on 48.39 acres. It is located across the street from Nellis Air Force Base in the far northeast section of Las Vegas, Nevada. The tenant base at the property is 40% military. The complex was built in three phases from 1991 to 1995 and consists of 78 buildings containing 472 one bedrooms, 332 two bedrooms and 180 three bedrooms. There is 916,008 net rentable square feet with 948 covered parking spaces and 684 non-covered parking spaces. Project amenities include 5 swimming pools, 3 fitness centers, 2 tennis courts, 2 racquetball courts, a full size basketball court, children's play area and picnic facilities. The units are large and have a full amenity package including full size washer / dryers, Roman size bathtubs, microwaves or security systems, ceiling fans and patios or balconies. The complex is well managed and in excellent condition.

         The property securing the Breakers Loan is a 400 unit apartment complex located in the west section of Las Vegas, Nevada. The complex was built in 1989. It consists of 50 two-story, 8-plex buildings containing 200 one-bedroom, and 200 two-bedroom units. The complex contains 353,008 of net rentable square feet on 19.9 acres with 400 covered and 260 non-covered parking spaces. Project amenities include two swimming pools, clubhouse, fitness center, recreation room, lighted tennis courts, indoor & outdoor spas, saunas, a sand volleyball court, barbecue grills and picnic facilities. The units are spacious and have a full amenity package including stacked washer/dryers, Roman size bathtubs, microwaves, ceiling fans, security systems, walk-in closets, and patios or balconies. The complex is well managed and in excellent condition.

         Property Management: The properties are managed by the Olen Properties, Corp. ("Olen Properties"), an entity that is affiliated to the borrowing entity through common ownership. Founded by Igor Olenicoff, Olen Properties, owns Olen Residential Realty Corp which owns the Eagle Trace Borrower and the Breakers Borrower. Olen Properties manages a total of 8,247 units in 28 apartment communities located in either Las Vegas, the Coral Springs vicinity of Florida or San Bernardino, California. Within Las Vegas alone, Olen Properties manages 17 communities comprising a total of 5,749 units. Olen Properties also manages 11 communities comprising 2,498 units in the Coral Springs vicinity of east Florida and one project in San Bernardino, California. Other managed properties include 3 million square feet of office and industrial space in Orange County, California. Olen Properties is not a third-party fee based management company and only exists to exclusively manage company owned real estate.


--------------------------------------------------------------------------------
THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NATIONSBANC MONTGOMERY SECURITIES LLC (THE "UNDERWRITER") IS NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITER CONSIDERS RELIABLE, BUT THE UNDERWRITER DOES NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITER MAKES NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITER AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITER IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

NATIONSLINK FUNDING CORPORATION
Commercial Mortgage Pass-Through Certificates
Series 1999-1
Class A, B, C, D, E, & X Certificates
$1,084,654,074 (approximate)


Operating History-Eagle Trace:

                                           1996                        1997                    ORIGINATOR'S
                                          ACTUAL                      ACTUAL                   UNDERWRITTEN
                                        ----------                  ----------                 ------------
EGI                                     $6,720,209                  $7,116,319                  $7,401,793
Expenses                                 1,968,769                   2,106,727                   2,440,502
                                        ----------                  ----------                  ----------
NOI                                     $4,751,440                  $5,009,592                  $4,961,291

Cash Flow                               $4,609,596                  $4,801,732                  $4,684,787
                                        ==========                  ==========                  ==========

Occupancy                                    85.7%                       91.5%                         92%
DSCR Based on NOI                            1.32x                       1.39x                       1.38x
DSCR based on Cash Flow                      1.28x                       1.33x                       1.30x

Minimum lease term is either six or twelve months for both new and renewed leases. The average turnover rate for the last 6 months was 62 units per month.

Operating History-The Breakers:

                                           1996                       1997                     ORIGINATOR'S
                                          ACTUAL                     ACTUAL                    UNDERWRITTEN
                                        ----------                  ----------                 ------------
EGI                                     $2,774,820                  $2,850,603                  $3,086,730
Expenses                                   959,422                     950,816                   1,116,917
                                        ----------                  ----------                  ----------
NOI                                     $1,815,398                  $1,899,787                  $1,969,813

Cash Flow                               $1,739,463                  $1,834,536                  $1,860,613
                                        ==========                  ==========                  ==========

Occupancy                                    86.6%                       85.7%                       93.3%
DSCR Based on NOI                            1.22x                       1.28x                       1.32x
DSCR based on Cash Flow                      1.17x                       1.23x                       1.25x

Minimum lease term is either six or twelve months for both new and renewed leases. The average turnover rate for the last 6 months was 24 units per month.

BAY BRIDGE INDUSTRIAL LOAN

         The Loan. This Mortgage Loan (the "Bay Bridge Industrial Loan"), which is secured by the first deed of trust on a multi-use, industrial, office and warehouse facility (Bay Bridge Industrial) in Salt Lake City, Utah, represents approximately 3.3% of the Initial Pool Balance. Originated on November 30, 1998, the Bay Bridge Industrial Loan was made to Bay Bridge/Corporate, LLC, a special purpose entity, which is owned by Mark S. Whiting and John R. Stockman.

         The Bay Bridge Industrial Loan has a remaining term of 118 months and matures on December 1, 2008. The Bay Bridge Industrial Loan is subject to defeasance with United States Treasury obligations beginning two years from the Closing Date. The Bay Bridge Industrial Loan may be prepaid without the payment of a prepayment penalty during the three (3) months preceding the maturity date.

         The Property. The Bay Bridge Industrial Loan provided acquisition financing for the L-3/Unisys Facility, an eight building, 889,548 square foot industrial research and development ("R&D")/flex property plus 9.87 acres of land located in Salt Lake City. The subject was developed in various stages from 1957 through 1984. Most buildings have been remodeled and upgraded, are in good condition, and have an estimated remaining useful life of 40 years per the property condition report. All


--------------------------------------------------------------------------------
THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NATIONSBANC MONTGOMERY SECURITIES LLC (THE "UNDERWRITER") IS NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITER CONSIDERS RELIABLE, BUT THE UNDERWRITER DOES NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITER MAKES NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITER AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITER IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

NATIONSLINK FUNDING CORPORATION
Commercial Mortgage Pass-Through Certificates
Series 1999-1
Class A, B, C, D, E, & X Certificates
$1,084,654,074 (approximate)


buildings have reinforced concrete perimeter foundations with spread footings and a concrete slab floor over compacted base rock material. All buildings are fully sprinklered, have HVAC and a specialized, card activated security system.

         The buildings are a mix of office, R&D, manufacturing and warehouse space. The offices have standard build-out including painted gypsum wallboard, dropped ceilings, florescent lighting and carpeted and static resistant tile floors. The testing and lab areas include static resistant floor tiling, painted gypsum walls with some dropped acoustical ceilings. Warehouse and industrial space typically has exposed ceilings with dropped fluorescent lighting.

         The mortgaged property is located adjacent to the Salt Lake City Airport, within 1 block of U.S. 215, the major north/south freeway, and 2.5 miles west of downtown.

         The mortgaged property is currently leased to four tenants: L-3 (a company consisting of the combined interest of Loral, Lockheed and Lehman Brothers), Unisys Corp., Equifax Inc. and the United States Postal Service. All are debt rated tenants with S&P bond ratings of B (L-3), BB- (Unisys), A-(Equifax) and AAA (United States Postal Service).

         L-3 is a leading merchant supplier of secure, high rate data communication systems, primarily for military and federal government applications. The U.S. Department of Defense is the largest end customer and represents about 62% of the company's 1997 sales. L-3 also supplies microwave components, avionics, ocean systems, telemetry, wireless and space products for linking communication networks of various command and control platforms. L-3's single largest program, which accounted for 13% of 1997 sales ($100 million) is systems support work for the U-2 reconnaissance aircraft. The company has several facilities across the country, however Salt Lake City is the Communication Systems West campus.

         Unisys Corporation has three distinct business units: information services, computer systems and global customer service. Unisys Corporation uses the subject facility for the development of software products with some hardware engineering.

         Equifax is a worldwide information provider that specializes in consumer credit reporting and collection services. Equifax uses the subject site for a call center. The Postal Service uses its space as a routing center for letters without zip codes.

         Other Information. At the completion of the transaction, all L-3 leases commenced with 20 year terms. Lease rollover is therefore calculated for the following tenants: Unisys, Equifax, the Postal Service and the unoccupied PCF building. Unisys' B lease matures on December 31, 2001 and its C lease on December 31, 2000, although it has a 1 year option in both buildings. A 50% renewal probability was assigned to the Unisys rollover and a 60% probability to all other rollover per the appraisal. Lease rollover is mitigated by adequate TI and LC reserve being collected throughout the term ($650,000 per year with a cap of $2,400,000). In addition, a debt service reserve will be collected to maintain debt service coverage during 2001 and 2002, the year's following the Unisys lease expirations. Funds will be released only upon meeting specific debt coverage and gross rent minimums.

         Property Management. The mortgaged property has been managed by two experienced property managers who work for L-3 and Unisys with the assistance of a full staff. These management/maintenance employees are expected to stay in place. The Borrower has retained CB Richard Ellis to provide financial reporting, leasing assistance and property management.

         Operating History. Prior to purchase, the property was owned by Unisys Corporation and by the Unisys Retirement Plan. As such, the buildings were never operated as a separate real estate asset with segregated financial statements. The underwritten amounts are based on actual, verified expenses (property taxes, insurance, and management), as well as the appraiser's estimates. All leases are triple net, with most tenants paying for all capital items as well.


--------------------------------------------------------------------------------
THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NATIONSBANC MONTGOMERY SECURITIES LLC (THE "UNDERWRITER") IS NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITER CONSIDERS RELIABLE, BUT THE UNDERWRITER DOES NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITER MAKES NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITER AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITER IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

NATIONSLINK FUNDING CORPORATION
Commercial Mortgage Pass-Through Certificates
Series 1999-1
Class A, B, C, D, E, & X Certificates
$1,084,654,074 (approximate)


                                   APPRAISER'S ESTIMATE     ORIGINATOR'S UNDERWRITTEN
                                   --------------------     -------------------------
EGI                                     $9,500,004                  $8,564,776
Expenses                                 3,652,100                   3,728,696
                                        ----------                  ----------
NOI                                     $5,847,904                  $4,836,080

Cash Flow                               $5,759,204                  $4,416,227
                                        ==========                  ==========

Occupancy                                    95.1%                       91.2%
DSCR Based on NOI                            1.66x                       1.37x
DSCR based on Cash Flow                      1.63x                       1.25x


Lease Expiration Schedule.

                                            PERCENTAGE OF NET         CUMULATIVE
YEAR OF LOAN TERM     SQUARE FEET          RENTABLE SQUARE FEET       EXPIRATION
--------------------------------------------------------------------------------
Vacant                   82,400                    9.3%                  9.3%
Year 1                      0                      0.0%                  9.3%
Year 2                      0                      0.0%                  9.3%
Year 3                  136,093                   15.3%                 24.6%
Year 4                  155,000                   17.4%                 42.0%
Year 5                      0                      0.0%                 42.0%
Year 6                   28,750                    3.2%                 45.2%
Year 7                      0                      0.0%                 45.2%
Year 8                      0                      0.0%                 45.2%
Year 9                      0                      0.0%                 45.2%
Year 10                     0                      0.0%                 45.2%

         Certain Environmental Considerations. The subject is undergoing final remediation for an environmental contamination of chlorinated solvents and petroleum. Unisys, as owner and lessor, voluntarily contacted the appropriate State agency to begin remediation. Remediation has been in place for 10 years. Petroleum levels have reached acceptable standards and the chlorinated solvents are expected to reach acceptable standards with the results of an October 12,1998 testing. A petition for closure is expected to be submitted February 15, 1999, with final closure anticipated within the second quarter of 1999. Unisys, per their lease and indemnity included in the purchase contract, are responsible for all liability and costs associated with the contamination and remediation. Furthermore, a reserve of $105,000, equal to 125% of the estimated cost of continued remediation and monitoring, was collected.

         L-3 uses and maintains some hazardous materials on the site. The originator of the Bay Bridge Industrial Loan, Bank of America NT&SA, reviewed L-3's operations plan and, based solely on such review, the Depositor believes that such materials are stored and disposed of properly.


--------------------------------------------------------------------------------
THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NATIONSBANC MONTGOMERY SECURITIES LLC (THE "UNDERWRITER") IS NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITER CONSIDERS RELIABLE, BUT THE UNDERWRITER DOES NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITER MAKES NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITER AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITER IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.